As filed with the Securities and Exchange Commission on April 23, 2004

Registration No. 33-63246/811-7754

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.         ☐

POST-EFFECTIVE AMENDMENT NO. 12  ☒

and/or

REGISTRATION STATEMENT

UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 13  ☒

(Check appropriate box or boxes)

WRL SERIES ANNUITY ACCOUNT B

(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

(Name of Depositor)

570 Carillon Parkway

St. Petersburg, Florida 33716

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(727) 299-1800

Thomas E. Pierpan, Esq.

Vice President, Senior Counsel and Assistant Secretary

Western Reserve Life Assurance Co. of Ohio

570 Carillon Parkway

St. Petersburg, Florida 33716

(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Title of Securities Being Registered: Units of interest in the separate account under flexible payment deferred variable annuity contracts.

It is proposed that this filing will become effective (check appropriate space):

    ☐  immediately upon filing pursuant to paragraph (b) of Rule 485

    ☒  on May 1, 2004 pursuant to paragraph (b) of Rule 486

    ☐  60 days after filing pursuant to paragraph (a) of Rule 485

    ☐  on              pursuant to paragraph (a) of Rule 485

PART A

INFORMATION REQUIRED IN A PROSPECTUS

May 1, 2004

Janus Aspen Series Institutional Shares

Growth Portfolio	Growth and Income Portfolio

Mid Cap Growth Portfolio	International Growth Portfolio

Capital Appreciation Portfolio	Worldwide Growth Portfolio

Mid Cap Value Portfolio	Global Life Sciences Portfolio

Core Equity Portfolio	Global Technology Portfolio

Balanced Portfolio	Flexible Income Portfolio

Money Market Portfolio

Janus Annuity

Variable Annuity

Prospectus

Issued Through

WRL SERIES ANNUITY ACCOUNT B

By

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

This prospectus gives you important information about the Janus Annuity, a flexible payment variable accumulation deferred annuity contract. Please read this prospectus and the prospectuses for the Janus Aspen Series before you invest and keep them for future reference. This Contract is available to individuals and can be used with individual retirement plans. This Contract is not available in all states.

You can put your money into 14 investment choices: a fixed account and 13 subaccounts of the WRL Series Annuity Account B. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio of the Janus Aspen Series. Your investments in the Janus portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Western Reserve.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

If you would like more information about the Janus Annuity, you can obtain a free copy of the Statement of Additional Information (“SAI”) dated May 1, 2004. Please call us at 1-800-504-4440 (Monday-Friday, 8:30 A.M.-7:00 P.M., Eastern Time), write us at: Western Reserve, Administrative Office — Annuity Department P.O. Box 9052, Clearwater, Florida 33758-9052, or visit our website at www.westernreserve.com. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the Contract and the Janus portfolios:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	involve risks, including possible loss of premium

AG09000-5/2004

DEFINITIONS OF SPECIAL TERMS

accumulation period	The period between the Contract date and the maturity date while the Contract is in force.

accumulation unit value	An accounting unit of measure we use to calculate subaccount values during the accumulation period.

administrative office	Our administrative office and mailing address is P.O. Box 9052, Clearwater, Florida 33758-9052. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-504-4440.

age

The issue age, which is the annuitant’s age on the

birthday nearest the Contract date, plus the number

of completed Contract years. When we use the term

“age” in this prospectus, it has the same meaning as “attained age” in the Contract.

annuitant	The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract’s death benefit provisions and annuity provision.

annuity unit value	An accounting unit of measure we use to calculate annuity payments from certain subaccounts after the maturity date.

annuity value	The sum of the separate account value and the fixed account value at the end of any valuation period.

beneficiary(ies)	The person(s) you elect to receive the death benefit proceeds under the Contract.

cash value	The annuity value less the annual Contract charge and any applicable premium taxes.

Code	The Internal Revenue Code of 1986, as amended.

Contract date	Generally, the later of the date on which the initial purchase payment is received, or the date that the properly completed application is received, at Western Reserve’s administrative office. We measure Contract years, Contract months and Contract anniversaries from the Contract date.

death benefit proceeds	If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds are the amount, if any, payable under the death benefit described in your Contract.

death report day	The valuation date on which we have received both proof of death of the owner who is the annuitant and a beneficiary’s election regarding payment. If there are multiple beneficiaries, the death report day is the earliest date on which we receive both proof of death and any beneficiary’s completed election form.

fixed account	An option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

fixed account value	During the accumulation period, your Contract’s value in the fixed account.

in force	Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.

maturity date	The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant’s 90th birthday.

NYSE	New York Stock Exchange.

nonqualified Contracts	Contracts issued other than in connection with retirement plans.

owner (you, your)	The person(s) entitled to exercise all rights under the Contract. The annuitant is the owner unless the application states otherwise, or unless a change of ownership is made at a later time.

portfolio	A separate investment portfolio of the Trust.

purchase payments/premium	Amounts paid by an owner or on the owner’s behalf to Western Reserve as consideration for the benefits provided by the Contract. When we use the term “purchase payment” or “premium” in this prospectus, it has the same meaning as “net payment” in the Contract, which means the purchase payment less any applicable premium taxes.

qualified Contracts	Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account	WRL Series Annuity Account B, a separate account composed of subaccounts established to receive and invest purchase payments not allocated to the fixed account.

separate account value	During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

subaccount	A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

successor owner	The person who becomes the new owner if the owner is not the annuitant and dies before the annuitant.

surrender	The termination of a Contract at the option of the owner.

Trust	Janus Aspen Series, an investment company registered with the U.S. Securities and Exchange Commission.

valuation date/business day	Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

valuation period	The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Western Reserve (we, us, our)	Western Reserve Life Assurance Co. of Ohio.

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.

1. THE ANNUITY CONTRACT

The Janus Annuity is a flexible payment variable accumulation deferred annuity contract (the “Contract”) offered by Western Reserve. It is a contract between you, as the owner, and Western Reserve, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

The Contract allows you to direct your money into any of the 13 subaccounts. Each subaccount invests exclusively in a single portfolio of the Janus Aspen Series (the “Trust”). The money you invest in the subaccounts will fluctuate daily based on the portfolio’s investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 4%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.

You can transfer money between any of the investment choices during both the accumulation period and the income phase, subject to certain limits on transfers from the fixed account.

The Contract, like all deferred annuity contracts, has two phases: the “accumulation period” and the “income phase.” During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

The Contract allows you to receive income after the maturity date under one of five annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time. You cannot annuitize before your Contract’s fifth anniversary.

3. PURCHASE

You can buy this Contract with $2,500 or more under most circumstances. You can add as little as $100 at any time during the accumulation period. We allow purchase payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total purchase payments you may make during the accumulation period.

4. INVESTMENT CHOICES

You can invest your money in any of the 13 portfolios of the Trust by directing it to the corresponding subaccount. The portfolios are described in the prospectuses for the Trust that are attached to this prospectus. The portfolios now available to you under the Contract are:

Janus Aspen Series — Institutional Shares
Growth Portfolio	International Growth Portfolio
Mid Cap Growth Portfolio	Worldwide Growth Portfolio
Capital Appreciation Portfolio	Global Life Sciences Portfolio
Mid Cap Value Portfolio	Global Technology Portfolio
Core Equity Portfolio	Flexible Income Portfolio
Balanced Portfolio	Money Market Portfolio
Growth and Income Portfolio

Please contact our administrative office at 1-800-504-4440 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time) or visit our website (www.westernreserve.com) to obtain an additional copy of the Trust prospectus containing more complete information concerning the Trust and portfolios.

Depending upon market conditions, you can make or lose money in any of these subaccounts. We reserve the right to offer other investment choices in the future.

You can also allocate your purchase payments to the fixed account. The fixed account is not available in all states. If your Contract was issued in New Jersey or Washington, you may not direct or transfer any money to the fixed account.

Transfers. You have the flexibility to transfer assets within your Contract. At any time during the accumulation period you may transfer amounts among the subaccounts and between the subaccounts and the fixed account. Certain restrictions apply.

5. EXPENSES

We do not take any deductions for sales charges from purchase payments at the time you buy the Contract. You generally invest the full amount of each purchase payment in one or more of the investment choices.

During the accumulation period and the income phase (if you elect a variable annuity payment option), we deduct a daily mortality and expense risk charge of 0.50% annually and a daily administrative charge of 0.15% annually from the money you have invested in the subaccounts.

During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary. We currently waive this charge if the annuity value of your Contract equals or exceeds $25,000 on the Contract anniversary when this charge is payable. Although the Contract permits us to assess this charge if you surrender your Contract, we currently waive this charge at surrender.

We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your purchase payment(s), if you surrender the Contract or partially withdraw its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

The portfolios deduct management fees and expenses from amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. These fees and expenses currently range from 0.64% to 2.08% annually, depending on the portfolio. See the prospectuses for the Trust and the Annuity Contract Fee Table section of this prospectus.

6. TAXES

The Contract’s earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out during the accumulation period, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out of a Contract, you may be charged a 10% federal penalty tax on the amount you must report as taxable income. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the “investment in the contract” has been fully recovered. Different tax consequences may apply for a Contract used in connection with a qualified Contract.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity payment option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial withdrawal or complete surrender.

7. ACCESS TO YOUR MONEY

You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial withdrawal if it reduces the cash value below $2,500. No partial withdrawals may be made from the fixed account without prior consent from us. Other restrictions may apply. You may also have to pay federal income tax and a penalty tax on any money you take out. No withdrawal charges apply.

8. PERFORMANCE

The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. We provide performance information in Appendix B and in the SAI. Past performance does not guarantee future results.

9. DEATH BENEFIT

If you are both an owner and the annuitant and you die before the maturity date, your beneficiary generally will receive the death benefit proceeds. Death benefit provisions may vary by state.

If you name different persons as owner and annuitant, you can affect whether the death benefit proceeds are payable and who will receive them. Use care when naming owners, annuitants, successor owners and beneficiaries.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

If the annuitant who is an owner dies before the maturity date and if a death benefit is payable, the death benefit proceeds will be the greater of:

•	the annuity value of your Contract on the death report day; or

•	the total purchase payments you make to the Contract, reduced by partial withdrawals.

The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options for a description of the annuity payment options. Not all payment options provide for the payment of a death benefit.

10. OTHER INFORMATION

Right to Cancel Period. You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s). We determine the value of the refund as of the date we receive the returned Contract at our administrative office. We will pay the refund within 7 days after we receive your original signature written notice of cancellation and the returned Contract. A faxed version or a copy of the written notice of cancellation will not be sufficient for us to pay a refund. The Contract will then be deemed void. In some states you may have more than 10 days and/or receive a different refund amount.

Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-sheltered growth.

Additional Features. This Contract has additional features that might interest you. These include the following:

•	Systematic Partial Withdrawals: You can arrange to have money automatically sent to you monthly, quarterly, semi-annually, or annually while your Contract is in the accumulation period. Amounts you receive may be included in your gross income, and, in certain circumstances, may be subject to penalty taxes.

•	Systematic Exchanges: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the Money Market subaccount or the Flexible Income subaccount into your choice of subaccounts. This is also known as dollar cost averaging, a long-term investment method which provides for regular, level investments over time. Systematic exchanges do not guarantee a profit or protect against a loss if market prices decline.

•	Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.

•	Telephone, Fax and Internet Transactions: You may make transfers, partial withdrawals and/or change the allocation of additional purchase payments by telephone or fax. You may also make transfers and change premium payment allocations through our website – www.westernreserve.com. Internet transactions are not available for transfers and changes in premium payment allocation involving the fixed account. Transfer orders made in writing, by telephone, by facsimile, or via the Internet must be received before the close of our business day, which is the same as when the NYSE closes, usually 4:00 p.m. Eastern Time. Transfer orders received at our administrative office before the NYSE closes are priced using the subaccount accumulation unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a transfer order at our administrative office after the NYSE closes for normal trading, we will process the order using the subaccount accumulation unit value determined at the close of the next regular business session of the NYSE.

•	Multiple Beneficiaries: If an owner who is the annuitant dies before the maturity date, and the deceased owner has named multiple beneficiaries, each beneficiary may choose individually how he or she wants to receive his/her portion of the death benefit proceeds.

These features are not available in all states, may vary by state and may not be suitable for your particular situation.

Scheduled Financial Transaction Processing. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic partial withdrawals, systematic exchanges and asset rebalancing.

A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.

Certain states place restrictions on access to the fixed account, on the annuity payment options, on the death benefit calculation and on other features of the Contract. Consult your Contract for details.

11. INQUIRIES

If you need additional information, please contact us at:

Western Reserve Life

Administrative Office

Attention: Annuity Department

P.O. Box 9052

Clearwater, FL 33758-9052

1-800-504-4440 (Monday-Friday, 8:30 A.M.-7:00 P.M., Eastern Time)

www.westernreserve.com

ANNUITY CONTRACT FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, partially withdraw or completely surrender the Contract, or transfer annuity value between the subaccounts and/or the fixed account. State premium taxes may also apply.

Owner Transaction Expenses

Sales Load on Purchase Payments	None
Maximum Withdrawal Charge (as a % of purchase payments)(1)	None
Transfer Charge(2)	$10 after 12 per year

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Periodic Charges other than Portfolio Expenses

Annual Contract Charge	$30 per Contract year
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)
Mortality and Expense Risk Charge(3)	0.50%
Administrative Charge(3)	0.15%
Total Separate Account Annual Expenses	0.65%

(1)	We will deduct from any payment for a partial or complete surrender the charge for any extraordinary expenses we incur for expediting delivery of the payment of your partial or complete surrender – such as for wire transfers or overnight mail expenses. We charge $25 for a wire transfer and $20 ($30 for a Saturday delivery) for an overnight delivery.
(2)	There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.
(3)	These charges apply to each subaccount. They do not apply to the fixed account. These charges apply during the accumulation period; they also apply during the income phase if you elect variable annuity income payments.

The next table shows the lowest and highest total operating expenses charged by the portfolios for the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Range of Expenses for the Portfolios(1)

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.64%	2.08%
Net Annual Portfolio Operating Expenses (2) (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses – after any contractual waivers of fees and expenses)	0.50%	1.25%

(1)	The portfolio expenses used to prepare this table were provided to Western Reserve by the Trust. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.
(2)	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements of the one portfolio that requires the portfolio investment adviser to reimburse or waive portfolio expenses.

Example of Maximum Charges

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the maximum costs of investing in the Contract, including Contract owner transaction expenses, the annual Contract charge, separate account charges, and maximum Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

If you surrender, annuitize* or remain invested in the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$284	$870	$1,482	$3,134

*	You cannot annuitize your Contract before your Contract’s fifth anniversary.

The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual Contract charge of $30 is reflected as an annual charge of 0.08% that is determined by dividing the total Contract charges collected during 2003 by total average net assets attributable to the Contract during 2003. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

Financial Information. We have included in Appendix A a financial history of the accumulation unit values for the subaccounts.

1. THE ANNUITY CONTRACT

This prospectus describes the Janus Annuity variable annuity contract offered by Western Reserve.

An annuity is a contract between you, the owner, and an insurance company (in this case Western Reserve), where the insurance company promises to pay the annuitant an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2 below.) Until the maturity date, your annuity is in the accumulation period and the earnings generally are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

The Contract is a flexible payment variable accumulation deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

It is a “flexible payment” Contract because after you purchase it, you can generally make additional investments of $100 or more at any time, until the maturity date. But you are not required to make any additional investments.

The Contract is a “variable” annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable investment portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon performance of your investment choices for the income phase.

The Contract also contains a fixed account. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 4% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

The fixed account is not available in all states. If your Contract was issued in New Jersey or Washington, you may not direct or transfer any money to the fixed account.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the date when annuity payments start under the Contract. This is the maturity date. You can change this date by giving us 30 days written notice. The maturity date cannot be earlier than the end of the fifth Contract year. The maturity date cannot be later than the annuitant’s 90th birthday. The maturity date may be earlier for qualified Contracts.

Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments. You cannot change the annuity payment option after the maturity date.

If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.

Unless you specify otherwise, the annuitant named on the application will receive the annuity payments. As of the maturity date and so long as we agree, you may elect a different annuitant or add a co-annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.

Supplemental Contract. Once you annuitize and if you have selected a fixed annuity payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

Annuity Payment Options Under the Contract

The Contract provides five annuity payment options that are described below. You may choose any annuity payment option available under your Contract. You can choose to receive payments monthly, quarterly, semi-annually or annually.

We will use your “annuity proceeds” to provide these payments. The “annuity proceeds” is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

Fixed Annuity Income Payments. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will depend on three things:

•	The amount of the annuity proceeds on the maturity date;

•	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%); and

•	The specific payment option you choose.

Variable Annuity Income Payments. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract’s assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Contract’s assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the mortality and expense risk charge of 0.50% annually and the administrative charge of 0.15% annually) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.

If you elect a variable annuity payment option, we deduct a daily mortality and expense risk charge of 0.50% annually and an administrative charge of 0.15% annually from your subaccount assets.

The annuity payment options are explained below. Some of the annuity payment options may not be available in all states. Options A, B, and C are fixed only. Options D and E are variable only.

Fixed Annuity Payment Options

Payment Option A — Fixed Installments: We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to Western Reserve.

Payment Option B — Life Income — Fixed Payments:

•	No Period Certain — We will make level payments only during the annuitant’s lifetime; or

•	10 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 years; or

•	Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

Payment Option C — Joint and Survivor Life Income — Fixed Payments: We will make level payments during the joint lifetime of the annuitant and a co-annuitant of your choice. Payments will be made as long as either person is living.

For more information on how the fixed annuity payments are determined, see the SAI.

Variable Annuity Payment Options

Payment Option D — Variable Life Income: The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:

•	No Period Certain — We will make variable payments only during the annuitant’s lifetime; or

•	10 Years Certain — We will make variable payments for the longer of the annuitant’s lifetime or 10 years.

Payment Option E — Variable Joint and Survivor Life Income: We will make variable payments during the joint lifetime of the annuitant and a co-annuitant of your choice. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with us.

Note Carefully: The death benefit payable after the maturity date will be affected by the annuity option you choose.

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and

•	the annuitant(s) dies, for example, before the due date of the second annuity payment;

THEN:

•	we may make only one annuity payment and there will be no death benefit payable.

IF:

•	you choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant’s address of record. The annuitant is responsible for keeping Western Reserve informed of the annuitant’s current address of record.

3. PURCHASE

Contract Issue Requirements

We will issue a Contract IF:

•	we receive the information we need to issue the Contract;

•	we receive a minimum initial purchase payment; and

•	you and the annuitant are age 85 or younger.

Purchase Payments

You should make checks or drafts for purchase payments payable only to “Western Reserve Life” and send them to our administrative office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

Initial Purchase Requirements

The initial purchase payment for most Contracts must be at least $2,500. We will credit your initial purchase payment to your Contract within two business days after the day we receive it and your complete Contract information at our administrative office. If we are unable to credit your initial purchase payment, we will contact you within five business days and explain why. We will also return your initial purchase payment at that time unless you tell us to keep it. We will credit your initial purchase payment as soon as we receive all necessary application information.

The date on which we credit your initial purchase payment to your Contract is the Contract date. If we receive your complete Contract application and initial purchase payment on the 29th, 30th or 31st day of the month, your Contract date will be the 28th day of the month. We will, however, credit your initial purchase payment on the business day on which we actually receive the payment, provided your application is complete. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

Generally, we will credit your initial purchase payment at the accumulation unit value computed at the end of the business day on which we receive it and have all necessary application information at our administrative office. Our business day closes at 4:00 p.m. Eastern Time. If we receive your initial purchase payment and complete application after the close of our business day, we will calculate and credit it as of the close of the next business day.

Although we do not anticipate delays in processing your application, we may experience delays if agents fail to forward applications and purchase payments to our administrative office in a timely manner.

If you wish to make purchase payments by bank wire, please contact our administrative office at 1-800-851-9777 (Monday – Friday 8:30 a.m. – 7:00 p.m. Eastern Time.)

We may reject any application or purchase payments for any reason permitted by law.

Additional Purchase Payments

You are not required to make any additional purchase payments. However, you can make additional purchase payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept purchase payments by bank wire or by check. Additional purchase payments must be at least $100 ($1,000 if by wire). We will credit any additional purchase payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our administrative office. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. If we receive your purchase payments after the close of our business day, we will calculate and credit them as of the close of the next business day.

Maximum Annual Purchase Payments

We allow purchase payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total purchase payments you may make during the accumulation period.

Allocation of Purchase Payments

On the Contract date, we will allocate your purchase payment to the investment choices you selected on your application. Your allocation must be in whole percentages and must total 100%. We may in the future require that you allocate at least 10% of each payment to any particular investment choice. We will allocate additional purchase payments in accordance with your current purchase payment allocation instructions.

You may change allocations for future additional purchase payments by writing or telephoning the administrative office or by visiting our website – www.westernreserve.com, subject to the limitations described below under Section 4. Investment Choices – Telephone, fax and Internet Transactions. The allocation change will apply to purchase payments received after the date we receive the change request.

You should review periodically how your payments are divided among the subaccounts because market conditions and your overall financial objectives may change.

Right to Cancel Period

You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s). We determine the value of the refund as of the date we receive your written notice of cancellation and the returned Contract at our administrative office. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days and/or receive a different refund amount.

Policy Delivery Receipt

You will be given 30 days after receipt of your Contract to sign and return the Policy Delivery Receipt Form. Your signature on the Policy Delivery Receipt Form is the acceptance for your Contract. If after 30 days, we have not received the signed form, we will follow up with a reminder letter. After 60 days, if we have still not received this signed form, we will send another request by certified mail. If the certified mail slip is returned, but the Policy Delivery Receipt is still not received, we will assume you have accepted this Contract. Also, if, at any time after we issue this Contract, you have made any of the following transactions: partial withdrawals, systematic partial withdrawals, transfers, automatic monthly investing and/or additional purchase payments, we will assume you have accepted this Contract.

Annuity Value

You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each business day and ends at the close of business on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 P.M. Eastern Time. We observe the same holidays as the NYSE.

Accumulation Units

We measure the value of your Contract during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount’s accumulation unit value as of the end of that valuation date. If you withdraw or transfer out of a subaccount, or if we assess a transfer or annual Contract charge, we subtract accumulation units from the subaccounts using the same method.

Each subaccount’s accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and the fees and expenses of the underlying portfolio, and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

4. INVESTMENT CHOICES

The Separate Account

Currently 13 subaccounts of the separate account are offered through this Contract.

Janus Aspen Series

Each subaccount invests exclusively in the Institutional Shares of one portfolio of the Trust. Janus Capital Management LLC serves as the investment adviser to each portfolio. The portfolios are listed below.

Growth Portfolio

Mid Cap Growth Portfolio

Capital Appreciation Portfolio

Mid Cap Value Portfolio

Core Equity Portfolio

Balanced Portfolio

Growth and Income Portfolio

International Growth Portfolio

Worldwide Growth Portfolio

Global Life Sciences Portfolio

Global Technology Portfolio

Flexible Income Portfolio

Money Market Portfolio

The general public may not purchase these portfolios, but they may be sold to other insurance companies and qualified plans. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those of the portfolios offered by this prospectus.

There is no assurance that a portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market subaccount may become extremely low and possibly negative. More detailed information, including an explanation of each portfolio’s investment objective, may be found in the Trust’s current prospectuses, which are attached to this prospectus. You should read the prospectuses for the Trust carefully before you invest.

Please contact our administrative office at 1-800-504-4440 (Monday-Friday 8:20 a.m.-7:00 p.m. Eastern Time) or visit our website (www.westernreserve.com) to obtain an additional copy of the Trust prospectus containing more complete information concerning the Trust and portfolios.

We do not guarantee that each portfolio will always be available for investment through the Contract. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing owners or new Contract owners at any time, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

The Fixed Account

Purchase payments you allocate to and amounts you transfer to the fixed account become part of the general account of Western Reserve. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests in the general account is generally subject to the provisions of the 1933 Act or 1940 Act. Western Reserve has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

We guarantee that the interest credited to the fixed account will not be less than 4% per year. We have no formula for determining fixed account interest rates. We establish the interest rate, at our sole discretion, for each purchase payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 4% per year.

Any money you allocate or transfer to the fixed account will be placed with the other general assets of Western Reserve. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase. You may not transfer money between the fixed account and the subaccounts during the income phase.

When you request a transfer, or if we consent to a partial withdrawal from the fixed account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once during each Contract year, subject to certain restrictions. You may not transfer money between the fixed account and the subaccounts during the income phase. You may not make partial withdrawals from the fixed account unless we consent.

The fixed account is not available in all states. If your Contract was issued in New Jersey or Washington, you may not direct or transfer any money to the fixed account.

Transfers

During the accumulation period, you may make transfers from any subaccount as often as you wish. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.

Currently, we allow you once per Contract year to transfer up to 100% of the amount in the fixed account. However, we reserve the right to require that you comply with one or more of the following:

•	That you request transfers from the fixed account in writing;

•	That you only make transfers from the fixed account during the 30 days following each contract anniversary; and

•	That you limit the maximum amount you transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or

•	the amount you transferred from the fixed account in the immediately prior Contract year.

Before effecting any of these requirements, we will notify you in writing, and they will apply uniformly to all Owners.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive written notice of your request for the transfer. Transfers from the fixed account are not available through our Internet website.

During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made.

No transfers may be made to or from the fixed account after the maturity date. We may limit subaccount transfers to once per Contract year.

The fixed account is not available in all states. If your Contract was issued in New Jersey or Washington, you may not transfer any of their Contract value to the fixed account.

Transfers may be made by telephone, fax or Internet, subject to limitations described below under Section 4. Investment Choices – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.

If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. There is no charge for transfers from the fixed account. We do not currently charge for internet transfers, although we reserve the right to do so in the future.

Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, or faxed request at our administrative office, provided we receive your request before the close of our business day (usually 4:00 p.m. Eastern Time). If we receive your request at our administrative office after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.

Disruptive Trading and Market Timing

Statement of Policy. This policy was not designed for the use of programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying trust portfolios and increase transaction costs.

Programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other contract owners (and beneficiaries and underlying trust portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into an underlying trust portfolio are made at unit values that are below the true value, or withdrawals or transfers out of the subaccount are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the underlying trust portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying trust portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying trust portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all contract owners in that subaccount, not just those making the transfers.

Do not invest with us if you intend to conduct market timing/frequent transfer activity.

Detection. We have developed policies and procedures with respect to market timing and other transfers and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies with different policies and procedures may invest in the underlying trust portfolios, we cannot guarantee that an underlying trust portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other contract owners. As described below, restrictions may take various forms, and may include permanent loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or Internet to be “expedited” transfers. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying trust portfolio’s operations, if an underlying trust portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, such as requiring written transfer requests with an original signature conveyed only via U.S. Mail for all transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer. For all of these purposes, we may aggregate two or more policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying trust portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying trust portfolios.

Systematic Exchanges

Systematic exchanges allows you to transfer systematically a specific amount each month from the fixed account, the Money Market subaccount, the Flexible Income subaccount, or any combination of these accounts to a different subaccount. You may specify the dollar amount to be transferred monthly; however, you must transfer a minimum of $100 per exchange. To qualify, a minimum of $2,500 must be in each subaccount from which we make the transfer.

There is no charge for this program. However, these transfers do count towards the 12 free transfers allowed during each Contract year.

If you make systematic exchanges from the fixed account, each month you may transfer no more than 1/10th of the dollar amount in the fixed account on the date you start systematic exchanges.

By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. Systematic exchanges do not guarantee a profit and it does not protect you from loss if market prices decline.

We reserve the right to discontinue offering systematic exchanges 30 days after we send notice to you. Systematic exchanges are not available if you have elected the asset rebalancing program or if you elect to participate in any asset allocation service provided by a third party.

Asset Rebalancing Program

During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, please send a request form to the administrative office. To end participation in asset rebalancing, please call or write to the administrative office. Entrance to the asset rebalancing program is limited to once per Contract year. However, we will not rebalance if you are in systematic exchanges, if you are taking systematic partial withdrawals, if you elect to participate in any asset allocation service provided by a third party, or if you request any other transfer. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

To qualify for asset rebalancing, a minimum annuity value of $2,500 for an existing Contract, or a minimum initial purchase payment of $2,500 for a new Contract, is required. Any annuity value in the fixed account value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

Telephone, Fax and Internet Transactions

You may make transfers, change the allocation of additional purchase payments and request partial withdrawals by telephone. Telephonic partial withdrawals are not allowed in the following situations:

•	if the amount you want to withdraw is greater than $50,000; or

•	if the address of record has been changed within the past 10 days.

You may make telephonic transfers, allocation changes or request partial withdrawals by calling our toll-free number: 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine.

Telephone, fax and Internet orders must be received at our administrative office before 4:00 p.m. Eastern Time to receive same-day pricing. Orders received at our office at or after 4:00 p.m. Eastern Time will receive the price computed at the end of the next business day.

Please use the following fax numbers for the following types of transactions:

•	To request a transfer, please fax your request to us at 727-299-1648. We will not be responsible for same-day processing of transfers if you fax your transfer request to a number other than this fax number; and

•	To request a partial withdrawal, please fax your request to us at 727-299-1620. We will not be responsible for same-day processing of partial withdrawals if you fax your partial withdrawal request to a number other than this fax number.

You may make transfers and change premium allocations through our website – www.westernreserve.com.

We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.

We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your request.

In addition, you should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing instructions via an automated telephone or online system is you or is authorized to act on your behalf.

We may discontinue the availability of telephone, fax or Internet transactions at any time.

5. EXPENSES

There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period. The charges we deduct are used to pay aggregate Contract costs and expenses that we incur in providing the services and benefits under the Contract and assuming the risks associated with the Contract and riders. The charges may result in a profit to us.

Partial Withdrawals and Complete Surrenders

During the accumulation period, you can withdraw part or all of the cash value. We will not deduct any withdrawal charges. Cash value is the annuity value less any applicable premium taxes. Withdrawals may be subject to tax and a penalty may apply.

Mortality and Expense Risk Charge

We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 0.50% of the average daily net assets that you have invested in each subaccount. This charge is deducted daily from the subaccounts during the accumulation period. If you elect variable annuity income payments, we will continue to deduct this charge during the income phase.

If this charge does not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

Administrative Charge

We deduct an annual administrative charge to cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.15% per year of the daily net assets that you have invested in each subaccount. This charge is deducted from the subaccounts during the accumulation period. If you elect variable annuity income payments, we will continue to deduct this charge during the income phase.

Annual Contract Charge

We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary during the accumulation period. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct the charge to cover our costs of administering the Contract. We currently waive this charge if the annuity value of your Contract equals or exceeds $25,000 on the Contract anniversary when this charge is payable. Although the Contract permits us to assess this charge if you surrender your Contract, we currently waive this charge on surrender. We reserve the right to modify this waiver upon 30 days written notice to you.

Transfer Charge

You are allowed to make 12 free transfers among the subaccounts per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Systematic exchange transfers and asset rebalancing are considered transfers. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the fixed account, however, they will be counted towards the 12 free allowed per Contract year. We do not currently charge for Internet transfers, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.

Premium Taxes

Some states assess premium taxes on the purchase payments you make. A premium tax is a regulatory tax that some states assess on the purchase payments made into a contract. If we should have to pay any premium tax, we may deduct the tax from each purchase payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:

•	you elect to begin receiving annuity payments;

•	you surrender the Contract;

•	you request a partial withdrawal; or

•	a death benefit is paid.

As of the date of this prospectus, the following states assess a premium tax on all initial and subsequent purchase payments:

State	Qualified Contracts	Nonqualified Contracts
South Dakota	0.00%	1.25%
West Virginia	1.00%	1.00%
Wyoming	0.00%	1.00%

As of the date of this prospectus, the following states assess a premium tax against the accumulation unit value if you choose an annuity payment option instead of receiving a lump sum distribution:

State	Qualified Contracts	Nonqualified Contracts
California	0.50%	2.35%
Maine	0.00%	2.00%
Nevada	0.00%	3.50%

Federal, State and Local Taxes

We deduct charges from the Contract for any taxes we incur because of the Contract.

Portfolio Management Fees

The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios of the Trust. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the Annuity Contract Fee Table section of this prospectus and in the Trust prospectus.

6. TAXES

NOTE: Western Reserve has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult with your own tax advisor about your own circumstances. We believe that the Contract qualifies as an annuity contract for federal income tax purposes and the following discussions assumes it so qualifies. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized the importance of saving for retirement and provided special rules in the Code for annuities.

Simply stated, these rules provide that generally you will not be taxed on the earnings, if any, on the money held in your annuity Contract until you take the money out either as a partial withdrawal or complete surrender, as annuity payments, or as a death benefit. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract — qualified or nonqualified (discussed below).

When a non-natural person (e.g., corporations or certain other entities other than tax-qualified trusts) owns a nonqualified Contract, the Contract will generally not be treated as an annuity for tax purposes.

Qualified and Nonqualified Contracts

If you purchase the Contract under an individual retirement annuity, your Contract is referred to as a qualified Contract.

If you purchase the Contract as an individual and not under a qualified Contract, your Contract is referred to as a nonqualified Contract.

Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract.

A qualified Contract may be used in connection with an:

•	Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the Contract. A Roth IRA also allows individuals to make contributions to the Contract, but it does not allow a deduction for contributions. Roth IRA distributions may be tax-free if the owner meets certain rules.

There are limits on the amount of annual contributions you can make to these plans. Other restrictions may apply. The terms of the plan may limit your rights under a qualified Contract. You should consult your legal counsel or tax advisor if you are considering purchasing a Contract for use with any retirement plan. We have provided more detailed information on IRAs and the tax consequences associated with them in the SAI.

Partial Withdrawals and Complete Surrenders — Nonqualified Contracts

In general, if you make a partial withdrawal or systematic partial withdrawal from your Contract, the Code treats that withdrawal as first coming from earnings and then from your purchase payments. When you make a partial withdrawal, you are taxed on the amount of the withdrawal that is earnings. When you make a complete surrender, you are generally taxed on the amount that your surrender proceeds exceed your purchase payments, reduced by amounts withdrawn which were not includable in gross income.

Pledges and assignments are taxed in the same manner as partial withdrawals and complete surrenders. Different rules apply for annuity payments.

In the event of a partial withdrawal or systematic partial withdrawal from, or complete surrender of, a nonqualified Contract, we will withhold for tax purposes the minimum amount required by law, unless the owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld.

The Code also provides that withdrawn earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from purchase payments made prior to August 14, 1982.

Multiple Contracts

All nonqualified, deferred annuity contracts entered into after October 21, 1988 that we issue (or our affiliates issue) to the same owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual’s gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. You should consult a competent tax advisor before purchasing more than one Contract or other annuity contracts.

Diversification and Distribution Requirements

The Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Qualified and nonqualified Contracts must meet certain distribution requirements upon an owner’s death in order to be treated as an annuity contract. A qualified Contract (except a Roth IRA) must also meet certain distribution requirements during the owner’s life. These diversification and distribution requirements are discussed in the SAI. We may modify the Contract to attempt to maintain favorable tax treatment.

Partial Withdrawals and Complete Surrenders — Qualified Contracts

The above information describing the taxation of nonqualified Contracts does not apply to qualified Contracts. There are special rules that govern qualified Contracts, including rules restricting when amounts can be paid from the Contracts and providing that a penalty tax may be assessed on amounts distributed from the Contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. We have provided more information in the SAI.

In the case of a partial withdrawal, systematic partial withdrawal, or complete surrender distributed to a participant or beneficiary under a qualified Contract (other than a Roth IRA as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total annuity value. The “investment in the contract” generally equals the portion, if any, of any purchase payments paid by or on behalf of an individual under a Contract which is not excluded from the individual’s gross income. For Contracts issued in connection with qualified plans, the “investment in the contract” can be zero.

Pledges and assignments of qualified Contracts are taxed in the same manner as withdrawals from such Contracts.

Taxation of Death Benefit Proceeds

We may distribute amounts from the Contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a complete surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or annuitant’s death. That is, the “investment in the contract” remains generally the total purchase payments, less amounts received which were not includable in gross income.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified Contracts (other than a Roth IRA, as to which there are special rules), only a portion of the annuity payments you receive will be includable in your gross income.

The excludable portion of each annuity payment you receive generally will be determined as follows:

•	Fixed payments — by dividing the “investment in the contract” on the maturity date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•	Variable payments — by dividing the “investment in the contract” on the maturity date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and subject to tax as ordinary income.

If we permit you to select more than one annuity payment option, special rules govern the allocation of the Contract’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax advisor as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the maturity date, annuity payments stop because of an annuitant’s death, the excess (if any) of the “investment in the contract” as of the maturity date over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last tax return.

Transfers, Assignments or Exchanges of Contracts

If you transfer your ownership or assign a Contract, designate an annuitant or other beneficiary who is not also the owner, select certain maturity dates, or change annuitants, you may trigger certain income or gift tax consequences that are beyond the scope of this discussion. If you contemplate any such transfer, assignment, selection, or change, you should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Contract.

We have the right to modify the Contract to meet the requirements of any applicable federal or state laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend that the above discussion be construed as tax advice.

7. ACCESS TO YOUR MONEY

Partial Withdrawals and Complete Surrenders

During the accumulation period, you can have access to the money in your Contract in several ways:

•	by making a withdrawal (either a partial withdrawal or complete surrender); or

•	by taking annuity payments.

If you want to surrender your Contract completely, you will receive cash value, which equals the annuity value of your Contract minus any premium taxes.

The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for partial withdrawal or complete surrender at our administrative office, unless you specify a later date in your request.

No partial withdrawal is permitted if the withdrawal would reduce the cash value below $2,500. You may not make partial withdrawals from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial withdrawal from each of the investment choices in proportion to your current purchase payment allocation instructions.

Remember that any partial withdrawal you make will reduce the annuity value and might reduce the amount of the death benefit. See Section 9. Death Benefit, and the SAI for more details.

Income taxes, federal tax penalties and certain restrictions may apply to any partial withdrawals or any complete surrender you make.

We must receive a properly completed surrender request which must contain your original signature. We will accept telephone requests for partial withdrawals as long as the withdrawal proceeds are being sent to the address of record. The maximum withdrawal amount you may request by telephone is $50,000.

When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery ($30 for Saturday delivery).

For your protection, we will require a signature guarantee for:

•	all requests for partial withdrawals or complete surrenders over $500,000;

•	where the partial withdrawal or surrender proceeds will be sent to an address other than the address of record; or

•	any request for a partial withdrawal or complete surrender within 10 days of our receipt of an address change.

All signature guarantees must be made by:

•	a national or state bank;

•	a member firm of a national stock exchange; or

•	any institution that is an eligible guarantor under SEC rules and regulations.

Notarization is not an acceptable form of signature guarantee.

If the Contract’s owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any withdrawal. For more information, call us at 1-800-504-4440 (Monday-Friday, 8:30 A.M.-7:00 P.M., Eastern Time).

Delay of Payment and Transfers

Payment of any amount due from the separate account for a partial withdrawal, a complete surrender, a death benefit, or on the death of the owner of a nonqualified Contract, will generally occur within seven days from the date all required information is received by us. We may be permitted to defer such payment from the separate account if:

•	the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial withdrawals, complete surrenders, and death benefits from the fixed account for up to six months.

If mandated under applicable law or by regulation, we may be required to reject a purchase payment. We may be required to provide additional information about your account to governmental regulators. In addition, we may be required to block a Contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators.

Systematic Partial Withdrawals

During the accumulation period, you can elect to receive regular payments from your Contract by using systematic partial withdrawals. Unless you specify otherwise, we will deduct systematic partial withdrawal amounts from each subaccount (and, if we consent, the fixed account) in proportion to your current purchase payment allocation instructions. Payments are made monthly, quarterly, semi-annually or annually, in equal payments of at least $200 ($50 if by direct deposit). Your initial purchase payment, if a new Contract, or your annuity value, if an existing Contract, must equal at least $2,500. We will not process a systematic partial withdrawal if the cash value for the entire Contract would be reduced below $25,000. No systematic partial withdrawals are permitted from the fixed account without our prior consent.

There is no charge for taking systematic partial withdrawals. You may stop systematic partial withdrawals at any time, but we must receive written notice at our administrative office at least 30 days prior to the date systematic partial withdrawals are to be discontinued. We reserve the right to discontinue offering systematic partial withdrawals 30 days after we send you written notice.

You can take systematic partial withdrawals during the accumulation period only. On the maturity date, you must annuitize the Contract and systematic partial withdrawal payments must stop.

Income taxes, federal tax penalties and other restrictions may apply to any systematic partial withdrawal you receive.

8. PERFORMANCE

We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of performance.

First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense charge, the administrative charge, and the annual Contract charge. These figures are based on the actual historical performance of the subaccounts investing in the underlying portfolios since their inception, adjusted to reflect current Contract charges.

Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, we may include in our advertising and sales materials, tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

9. DEATH BENEFIT

Payments on Death

We will pay death benefit proceeds to your beneficiary(ies), under certain circumstances, if you are both an owner and annuitant, and you die during the accumulation period (that is before the maturity date). A beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option; to continue the Contract in the accumulation period for a specified number of years; or to receive a lump sum payment. Death benefit provisions may vary from state to state.

If a beneficiary does not choose one of these options, then the default option for nonqualified Contracts is complete distribution of the beneficiary’s interest within 5 years of the owner’s death, and the default option for qualified Contracts is payout over a beneficiary’s life expectancy. Please see Alternate Payment Elections Before the Maturity Date below for details.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:

Person Who Dies Before Maturity Date	Death Benefit
If an owner and the annuitant are the same person, and that person dies:	Then, the death benefit proceeds will be paid to the beneficiaries,(1)(2)(4) if alive, or the surviving spouse may, in some cases, continue the Contract.(3)

If the surviving spouse who continued the Contract dies:	Then, we pay the death benefit proceeds to the beneficiaries, if alive, otherwise to the surviving spouse’s estate.

If an owner and the annuitant are NOT the same person, and an annuitant dies first:	Then, the owner becomes the annuitant and the Contract continues.

If an owner and the annuitant are NOT the same person, and an owner dies first:	Then, we pay the cash value to the successor owner named by the deceased owner(1)(5)(6)(7)(8) or if the successor owner is the surviving spouse, then the Contract continues with the surviving spouse as the new owner.(6)

(1)	The Code requires that payment to the beneficiaries or successor owners be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date, below.
(2)	If no beneficiary is alive on the death report day, then the death benefit proceeds are paid to the owner’s estate. If the sole beneficiary was living on the owner’s date of death, but died before the death report day, the death benefit is paid to the owner’s estate, not to the beneficiary’s estate.
(3)	If the sole beneficiary is the deceased owner’s surviving spouse, then the surviving spouse may elect to continue the Contract in force as the new owner and annuitant. On the surviving spouse’s death, we will pay the death benefit under the terms of the Contract to the beneficiaries, if alive, otherwise to the surviving spouse’s estate.
(4)	If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.
(5)	If the successor owner is alive and is the deceased owner’s surviving spouse at the time of the deceased owner’s death, then the Contract will continue with the spouse as the new owner.
(6)	If the successor owner is not the deceased owner’s surviving spouse, then any living successor owner must receive the cash value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.
(7)	If no successor owner is alive, the cash value must be distributed to the owner’s estate within 5 years of the deceased owner’s death.
(8)	If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.

Different rules apply if the owner, successor owner or beneficiary is not a natural person. Please consult the SAI or your Contract for more details.

After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options. Not all payment options provide for a death benefit.

If an annuitant dies on or after the start of annuity payments, the remaining portion of any interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant’s death.

Amount of Death Benefit Before the Maturity Date

Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum, as substantially equal payments while the Contract continues in the accumulation period for a specified number of years, or as annuity payments, but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the death benefit will be the greater of:

•	the annuity value of your Contract on the death report day; or

•	the total purchase payments you make to the Contract, reduced by partial withdrawals.

The death benefit proceeds are reduced by any premium taxes due.

The death benefit proceeds are not payable after the maturity date.

Alternate Payment Elections Before the Maturity Date

If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this Contract at the end of the distribution period:

1. within 5 years of the date of the owner’s death;

2. over the beneficiary’s lifetime, with payments beginning within one year of the deceased owner’s death; or

3. over a specified number of years, not to exceed the beneficiary’s life expectancy, with payments beginning within one year of the owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Different rules may apply if the Contract is a qualified Contract.

Multiple beneficiaries may choose individually among any of these options.

If a beneficiary chooses 1 or 3 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary’s proportionate share of the death benefit proceeds becomes the new annuity value. If a beneficiary chooses 2 above, the Contract remains in effect, but moves into the income phase with that beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.

These Alternate Payment Elections do not apply if the sole beneficiary (or successor owner) is the surviving spouse of the deceased owner and the surviving spouse continues the Contract. These Alternate Payment Elections do apply when we pay the cash value to the successor owner on the death of an owner who is not the annuitant.

10. OTHER INFORMATION

Ownership

You, as owner of the Contract, exercise all rights under the Contract, including the right to transfer of ownership (subject to any assignee or irrevocable beneficiary’s consent). You can change the owner at any time by notifying us in writing at our administrative office. An ownership change may be a taxable event.

Annuitant

The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a co-annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

Beneficiary

The beneficiary is the person who receives the death benefit proceeds when an owner who is also the annuitant dies. You may change the beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our administrative office and, if accepted, will be effective as of the date on which the request was signed by the owner. Before the maturity date, if the owner who is the annuitant dies, and no beneficiary is alive on the death report day, benefits payable at death will be paid to the owner’s estate. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

Successor Owner

If an owner who is not the annuitant dies before the annuitant and the successor owner is not the owner’s spouse, the successor owner will become the new owner and receive the cash value.

Assignment

You can also assign the Contract any time before the maturity date. We will not be bound by the assignment until we receive written notice of the assignment at our administrative office. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract and such assignments may be subject to tax penalties and taxed as distributions under the Code.

Western Reserve Life Assurance Co. of Ohio

Western Reserve was incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is wholly owned by First AUSA Life Insurance Company, a stock life insurance company which is wholly owned indirectly by AEGON USA, Inc. (“AEGON USA”), which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York. Western Reserve is obligated to pay all benefits under the Contract.

The Separate Account

Western Reserve established a separate account, called the WRL Series Annuity Account B, under the laws of the State of Ohio on May 24, 1993. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Currently, there are 13 subaccounts offered through this Contract. Western Reserve may add, close, remove, combine or substitute subaccounts or investments held by the subaccounts, and we reserve the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by Western Reserve.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the separate account or Western Reserve.

The assets of the separate account are held in Western Reserve’s name on behalf of the separate account and belong to Western Reserve. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business Western Reserve may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

Information about the separate account can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (www.sec.gov) that contains other information regarding the separate account.

Exchanges

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old contract, and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may also have to pay federal income tax, and possibly a penalty tax, on the exchange. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest.

Voting Rights

Western Reserve will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio. More information on voting rights is provided in the SAI.

Distribution of the Contracts

AFSG Securities Corporation (“AFSG”), an affiliate of Western Reserve, is the principal underwriter of the Contracts. Like Western Reserve, it is an indirect wholly owned subsidiary of AEGON USA. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. More information about AFSG is available at www.nasdr.com or by calling 1-800- 289-9999.

There are no sales commissions payable upon the sale of Contracts. The offering of Contracts will be made on a continuous basis.

Non-Participating Contract

The Contract does not participate or share in the profits or surplus earnings of Western Reserve. No dividends are payable on the Contract.

Variations in Contract Provisions

Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

The fixed account is not available in all states. If your Contract was issued in New Jersey or Washington, you may not direct or transfer any money to the fixed account.

IMSA

We are a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at: 240-497-2900.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG’s ability to perform under its principal underwriting agreement or on Western Reserve’s ability to meet its obligations under the Contract.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Definitions of Special Terms
The Contract — General Provisions
Certain Federal Income Tax Consequences
Investment Experience
Historical Performance Data
Published Ratings
Administration
Records and Reports
Distribution of the Contracts
Other Products
Custody of Assets
Legal Matters
Independent Auditors
Other Information
Financial Statements

Inquiries and requests for an SAI should be directed to:

Western Reserve Life
Administrative Office
Attention: Annuity Department
P.O. Box 9052
Clearwater, Florida 33758-9052
1-800-504-4440 (Monday-Friday, 8:30 A.M.-7:00 P.M., Eastern Time)

APPENDIX A

CONDENSED FINANCIAL INFORMATION

Growth Subaccount
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
9/13/93(1)-12/31/93	$10.000	$10.350	100.000
12/31/94	$10.350	$10.547	451,117.958
12/31/95	$10.547	$13.613	743,809.909
12/31/96	$13.613	$16.010	1,042,859.684
12/31/97	$16.010	$19.524	1,514,530.379
12/31/98	$19.524	$26.315	1,652,701.845
12/31/99	$26.315	$37.644	2,014,953.327
12/31/00	$37.644	$31.957	2,309,698.040
12/31/01	$31.957	$23.897	2,034,502.405
12/31/02	$23.897	$17.448	1,670,391.417
12/31/03	$17.448	$22.836	1,652,554.788

Mid Cap Growth Subaccount
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
9/13/93(1)-12/31/93	$10.000	$11.805	100.000
12/31/94	$11.805	$13.617	354,557.639
12/31/95	$13.617	$17.213	678,636.237
12/31/96	$17.213	$18.449	1,020,107.090
12/31/97	$18.449	$20.651	984,381.141
12/31/98	$20.651	$27.546	883,037.839
12/31/99	$27.546	$61.688	1,646,464.597
12/31/00	$61,688	$41.786	2,052,935.851
12/31/01	$41.786	$25.137	1,727,823.304
12/31/02	$25.137	$17.998	1,304,317.681
12/31/03	$17.998	$24.158	1,277,000,304

Capital Appreciation Subaccount
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
5/1/97(1)-12/31/97	$10.000	$12.605	209,216.685
12/31/98	$12.605	$19.801	714,666.508
12/31/99	$19.801	$32.853	1,511,875.364
12/31/00	$32.853	$26.705	1,630,542.736
12/31/01	$26.705	$20.782	1,357,637.610
12/31/02	$20.782	$17.411	1,140,915.778
12/31/03	$17.411	$20.851	1,005,533.587

Mid Cap Value Subaccount
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
5/1/00(1)-12/31/00	$10.000	$9.976	455,961.526
12/31/01	$9.976	$9.106	555,701.569
12/31/02	$9.106	$6.946	462,266.213
12/31/03	$6.946	$9.765	621,501.786

Core Equity Subaccount
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
5/1/97(1)-12/31/97	$10.000	$13.412	227,237.196
12/31/98	$13.412	$19.487	462,715.096
12/31/99	$19.487	$27.411	692,274.711
12/31/00	$27.411	$25.036	627,362.600
12/31/01	$25.036	$21.952	575,494.859
12/31/02	$21.952	$17.825	539,072.521
12/31/03	$17.825	$21.800	469,978.906

Balanced Subaccount
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
9/13/93(1)-12/31/93	$10.000	$10.720	100.000
12/31/94	$10.720	$10.720	201,716.082
12/31/95	$10.720	$13.264	247,488.141
12/31/96	$13.264	$15.301	348,749.461
12/31/97	$15.301	$18.562	608,080.467
12/31/98	$18.562	$24.764	733,116.706
12/31/99	$24.764	$31.187	882,216.822
12/31/00	$31.187	$30.280	944,768.965
12/31/01	$30.280	$28.681	929,488.974
12/31/02	$28.681	$26.658	867,177.665
12/31/03	$26.658	$30.207	692,269.430

Growth and Income Subaccount
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
5/1/98(1)-12/31/98	$10.000	$11.928	359,656.882
12/31/99	$11.928	$20.625	808,516.942
12/31/00	$20.625	$17.602	1,044,296.153
12/31/01	$17.602	$15.149	980,198.793
12/31/02	$15.149	$11.809	830,882.912
12/31/03	$11.809	$14.511	826,768.863

International Growth Subaccount
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
5/2/94(1)-12/31/94	$10.000	$9.665	93,520.075
12/31/95	$9.665	$11.801	135,202.435
12/31/96	$11.801	$15.785	390,010.601
12/31/97	$15.785	$18.585	821,409.199
12/31/98	$18.585	$21.647	671,555.731
12/31/99	$21.647	$39.200	823,130.768
12/31/00	$39.200	$32.738	1,046,545.766
12/31/01	$32.738	$24.968	856,254.351
12/31/02	$24.968	$18.460	693,966.652
12/31/03	$18.460	$24.745	620,779.949

Worldwide Growth Subaccount
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
9/13/93(1)-12/31/93	$10.000	$11.910	100.000
12/31/94	$11.910	$11.991	561,882.376
12/31/95	$11.991	$15.144	732,914.024
12/31/96	$15.144	$19.402	1,211,235.201
12/31/97	$19.402	$23.547	1,875,176.146
12/31/98	$23.547	$30.160	1,941,625.844
12/31/99	$30.160	$49.277	1,946,606.109
12/31/00	$49.277	$41.286	2,112,001.905
12/31/01	$41.286	$31.815	1,853,389.190
12/31/02	$31.815	$23.548	1,495,345.050
12/31/03	$23.548	$29.008	1,187,812.754

Global Life Sciences Subaccount
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
5/1/00(1)-12/31/00	$10.000	$11.496	955,196.158
12/31/01	$11.496	$9.545	625,947.355
12/31/02	$9.545	$6.700	498,792.525
12/31/03	$6.700	$8.403	454,880.495

Global Technology Subaccount
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
5/1/00(1)-12/31/00	$10.000	$6.842	1,180,148.176
12/31/01	$6.842	$4.277	1,319,222.615
12/31/02	$4.277	$2.517	953,632.592
12/31/03	$2.517	$3.670	1,457,609.862

Flexible Income Subaccount
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
9/13/93(1)-12/31/93	$10.000	$10.070	100.000
12/31/94	$10.070	$9.895	90,218.877
12/31/95	$9.895	$12.152	200,443.851
12/31/96	$12.152	$13.175	166,841.253
12/31/97	$13.175	$14.629	250,305.069
12/31/98	$14.629	$15.858	427,644.390
12/31/99	$15.858	$16.008	324,319.325
12/31/00	$16.008	$16.898	326,843.057
12/31/01	$16.898	$18.087	635,746.093
12/31/02	$18.087	$19.853	971,101.924
12/31/03	$19.853	$20.985	619,839.337

Money Market Subaccount
	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
5/1/95(1)-12/31/95	$10.000	$10.303	167,435.066
12/31/96	$10.303	$10.744	567,317.336
12/31/97	$10.744	$11.226	656,381.666
12/31/98	$11.226	$11.752	1,395,441.856
12/31/99	$11.752	$12.257	2,812,034.805
12/31/00	$12.257	$12.943	3,426,876.640
12/31/01	$12.943	$13.402	3,622,376.113
12/31/02	$13.402	$13.531	2,496,422.245
12/31/03	$13.531	$13.560	1,531,120.191

(1)	Commencement of operations of these subaccounts.

APPENDIX B

HISTORICAL PERFORMANCE DATA

Standardized Performance Data

We may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and will be calculated according to guidelines from the SEC. They do not indicate future performance.

Money Market Subaccount. The yield of the Money Market subaccount is the annualized income generated by an investment in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period, not including capital changes or income other than investment income, is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but we assume that the income earned is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven days ended December 31, 2003, the yield of the Money Market subaccount was 0.14%, and the effective yield was 0.14%.

Other Subaccounts. The yield of a subaccount, other than the Money Market subaccount, refers to the annualized income generated by an investment in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

The total return of a subaccount assumes that an investment has been held in a subaccount for various periods of time including a period measured from the date the first subaccount investing in the underlying portfolios began operations. When the first subaccount investing in the underlying portfolios has been in operation for 1, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect current subaccount charges. The total return quotations will represent the average annual compounded rates of return of investment of $1,000 in the subaccount as of the last day of each period. We do not show performance for subaccounts in operation for less than 6 months.

The yield and total return calculations for a subaccount are not reduced by any premium taxes. For additional information regarding yields and total returns, please refer to the SAI.

Based on the method of calculation described in the SAI, the standardized average annual total returns of the subaccounts for periods from inception of the subaccounts investing in the underlying portfolios to December 31, 2003, and for the one, three and five-year periods ended December 31, 2003 are shown in Table 1 below. Total returns shown in Table 1 reflect deductions of 0.50% for the mortality and expense risk charge, 0.15% for the administrative charge and $30 for the annual Contract charge. (Based on an average Contract size of $39,314, the annual Contract charge translates into a charge of 0.08%.)

TABLE 1

Standardized Average Annual Total Returns of the Subaccounts

(Total Subaccount Annual Expenses: 0.65%)

Subaccount	1 Year Ended 12/31/03	3 Years Ended 12/31/03	5 Years Ended 12/31/03	10 Years Ended 12/31/03	Inception of the Subaccount to 12/31/03	Subaccount Inception Date
Growth	30.78%	(10.67)%	(2.87)%	8.15%	8.26%	09/13/1993
Mid Cap Growth	34.12%	(16.76)%	(2.67)%	7.34%	8.86%	09/13/1993
Capital Appreciation	19.66%	(7.99)%	0.96%	N/A	11.56%	05/01/1997
Mid Cap Value	40.48%	(0.78)%	N/A	N/A	(0.72)%	05/01/2000
Core Equity	22.21%	(4.58)%	2.19%	N/A	12.31%	05/01/1997
Balanced	13.22%	(0.16)%	3.97%	10.83%	11.24%	09/13/1993
Growth and Income	22.79%	(6.30)%	3.92%	N/A	6.71%	05/01/1998
International Growth	33.95%	(8.98)%	2.63%	N/A	9.74%	05/02/1994
Worldwide Growth	23.09%	(11.17)%	(0.85)%	9.23%	10.81%	09/13/1993
Global Life Sciences	25.32%	(9.99)%	N/A	N/A	(4.71)%	05/01/2000
Global Technology	45.69%	(18.81)%	N/A	N/A	(23.98)%	05/01/2000
Flexible Income	5.62%	7.41%	5.68%	7.54%	7.38%	09/13/1993
Money Market(1)	0.13%	1.49%	2.82%	N/A	3.50%	05/01/1995

(1)	Yield more closely reflects the current earnings of the Money Market subaccount than its total return.

Non-Standardized Performance Data

In addition to the standardized data discussed above, similar performance data for other periods may also be shown.

We may from time to time also disclose average annual total return or other performance data in non-standardized formats for the subaccounts. The non-standardized performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial withdrawals or annuity payments.

All non-standardized performance data will be advertised only if the standard performance data as shown in Table 1 is also disclosed. For additional information regarding the calculation of other performance data, please see the SAI.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

Janus Annuity

Variable Annuity

Statement of Additional Information

Issued through

WRL Series Annuity Account B

Offered by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

570 Carillon Parkway

St. Petersburg, Florida 33716

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Janus Annuity variable annuity offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2004, by calling 1-800-851-9777 (Monday-Friday 8:30 a.m. – 7:00 p.m. Eastern Time), by writing to the administrative office, Western Reserve Life, Annuity Department, P. O. Box 9052, St. Petersburg, Florida 33758-9051 or by visiting our website at www.westernreserve.com. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this SAI.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Contract and with the prospectuses for the Trust.

AG09001-5/2004

DEFINITIONS OF SPECIAL TERMS

accumulation period	The period between the Contract date and the maturity date while the Contract is in force.

accumulation unit value	An accounting unit of measure we use to calculate subaccount values during the accumulation period.

administrative office	Our administrative office and mailing address is P.O. Box 9052, Clearwater, Florida 33758-9052. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-504-4440.

age	The issue age, which is the annuitant’s age on the birthday nearest the Contract date, plus the number of completed Contract years. When we use the term “age” in this SAI, it has the same meaning as “attained age” in the Contract.

annuitant	The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract’s death benefit provisions and annuity provision.

annuity unit value	An accounting unit of measure we use to calculate annuity payments from certain subaccounts after the maturity date.

annuity value	The sum of the separate account value and the fixed account value at the end of any valuation period.

beneficiary(ies)	The person(s) you elect to receive the death benefit proceeds under the Contract.

cash value	The annuity value less the annual Contract charge and any applicable premium taxes.

Code	The Internal Revenue Code of 1986, as amended.

Contract date	Generally, the later of the date on which the initial purchase payment is received, or the date that the properly completed application is received, at Western Reserve’s administrative office. We measure Contract years, Contract months and Contract anniversaries from the Contract date.

death benefit proceeds	If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds are the amount, if any, payable under the death benefit described in your Contract.

death report day	The valuation date on which we have received both proof of death of the owner who is the annuitant and a beneficiary’s election regarding payment. If there are multiple beneficiaries, the death report day is the earliest date on which we receive both proof of death and any beneficiary’s completed election form.

fixed account	An option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

fixed account value	During the accumulation period, your Contract’s value allocated to the fixed account.

in force	Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.

maturity date	The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant’s 90th birthday.

nonqualified Contracts	Contracts issued other than in connection with retirement plans.

owner (you, your)	The person(s) entitled to exercise all rights under the Contract. The annuitant is the owner unless the application states otherwise, or unless a change of ownership is made at a later time.

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portfolio	A separate investment portfolio of the Trust.

purchase payments/premium	Amounts paid by an owner or on the owner’s behalf to Western Reserve as consideration for the benefits provided by the Contract. When we use the term “purchase payment” or “premium” in this SAI, it has the same meaning as “net payment” in the Contract, which means the purchase payment less any applicable premium taxes.

qualified Contracts	Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account	WRL Series Annuity Account B, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of the Trust.

separate account value	During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

subaccount	A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

successor owner	The person who becomes the new owner if the owner is not the annuitant and dies before the annuitant.

surrender	The termination of a Contract at the option of the owner.

Trust	Janus Aspen Series, an investment company registered with the U.S. Securities and Exchange Commission.

valuation date/business day	Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

valuation period	The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Western Reserve (we, us, our)	Western Reserve Life Assurance Co. of Ohio.

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THE CONTRACT — GENERAL PROVISIONS

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Contract, which may be of interest to a prospective purchaser.

OWNER

The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial purchase payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with Western Reserve’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of an owner’s spouse in a community or marital property state.

A successor owner may be named in the Contract application or in a written notice to our administrative office. The successor owner will become the new owner upon the owner’s death, if the owner is not the annuitant and dies before the annuitant. If no successor owner survives the owner and the owner dies before the annuitant, the owner’s estate will become the owner.

An owner may change the ownership of the Contract in a written notice to our administrative office. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will take effect as of the date Western Reserve accepts the written notice at our administrative office. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing an owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

ENTIRE CONTRACT

The Contract and any endorsements thereon and the Contract application constitute the entire contract between Western Reserve and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

MISSTATEMENT OF AGE OR GENDER

If the age or gender of the annuitant has been misstated, Western Reserve will change the annuity benefit payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment Western Reserve makes shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment Western Reserve makes due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof Western Reserve finds satisfactory.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to add, remove or combine subaccounts, and substitute the shares that are held by the separate account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any of the portfolios of the Trust and to substitute shares of another portfolio of the Trust (or of another open-end registered investment company), if the shares of a portfolio are no longer available for investment or, if in our judgment, further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner’s interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the “SEC”) to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of the Trust, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the

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sole discretion of Western Reserve, marketing, tax or other investment conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by Western Reserve. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or other investment conditions warrant.

In the event of any such substitution or change, we may make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be operated as a management company under the 1940 Act, or subject to any required approval, it may be deregistered under the 1940 Act in the event such registration is no longer required.

We reserve the right to change the investment objective of any subaccount. Additionally, if required by law or regulation, we will not materially change an investment objective of the separate account or of a portfolio designated for a subaccount unless a statement of change is filed with and approved by the appropriate insurance official of the state of Western Reserve’s domicile, or deemed approved in accordance with such law or regulation.

ANNUITY PAYMENT OPTIONS

During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under payment Option D, as Variable Life Income with 10 years of guaranteed payments.

Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a variable annuity payment option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the Contract’s existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity payment option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

Determination of the First Variable or Fixed Payment. The amount of the first variable or fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries 1983 Individual Mortality Table A with projection Scale G, and variable rates are based on a 5% effective annual assumed investment return and assuming a maturity date in the year 2000. Gender based mortality tables will be used unless prohibited by law.

The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, at the maturity date, adjusted as follows:

Maturity Date	Adjusted Age
Before 2001	Actual Age
2001 — 2010	Actual Age minus 1
2011 — 2020	Actual Age minus 2
2021 — 2030	Actual Age minus 3
2031 — 2040	Actual Age minus 4
After 2040	As determined by Western Reserve

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the Contract in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

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DEATH BENEFIT

Death of Owner. Federal tax law requires that if any owner (including any successor owner who has become a current owner) dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See Certain Federal Income Tax Consequences of this SAI for a detailed description of these rules. Other rules may apply to qualified Contracts.

If an owner is not the annuitant and dies before the annuitant:

•	if no successor owner is named and alive on the death report day, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death;

•	if the successor owner is alive and is the owner’s spouse, the Contract will continue with the spouse as the new owner; or

•	if the successor owner is alive and is not the owner’s spouse, the successor owner will become the new owner. The cash value must be distributed either:

•	within five years of the former owner’s death; or

•	over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or

•	over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the Contract, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options, unless a settlement agreement is effective at an owner’s death preventing such election.

If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, the owner will automatically become the annuitant and this Contract will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.

If the annuitant who is an owner dies before maturity date, and the sole beneficiary is not the deceased annuitant’s spouse who elects to continue the Contract, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, or (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments must be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse may elect to continue the Contract as the new annuitant and owner instead of receiving the death benefit. (See Certain Federal Income Tax Consequences.)

If a beneficiary elects to receive the death benefit proceeds under the alternate payment option (1) or 2(ii) above, then we will: (a) allow partial withdrawals and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the Contract year; (c) deduct the annual Contract charge each Contract year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the Contract upon complete distribution.

The beneficiary may name a new beneficiary for payment of the death benefit proceeds. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.

Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our administrative office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If

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an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our administrative office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary’s creditors.

ASSIGNMENT

During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our administrative office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

With regard to qualified Contracts, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

PROOF OF AGE, GENDER, AND SURVIVAL

We may require proper proof of age and gender of any annuitant or co-annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or co-annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

NON-PARTICIPATING

The Contract will not share in Western Reserve’s surplus earnings; no dividends will be paid.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a Contract, based on the Internal Revenue Code of 1986, as amended, proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

TAX STATUS OF THE CONTRACT

The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. § 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the Trust and its portfolios, intends to comply with the diversification requirements of the Treasury.

Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the qualified retirement plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified Contracts from application of the diversification rules, the investment vehicle for Western Reserve’s qualified Contracts (i.e., the Trust) will be structured to comply with the diversification standards because it serves as the investment vehicle for nonqualified Contracts as well as qualified Contracts.

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Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code also requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of an owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the maturity date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the maturity date, the entire interest in the contract must generally be distributed within five years after such owner’s date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner’s death occurs prior to the maturity date, and such owner’s surviving spouse is named beneficiary, then the Contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of the owner. The Contract contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

Withholding. The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld and properly notifies us.

Qualified Contracts. The qualified Contract is designed for use with IRAs and Roth IRAs. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59½ (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

We make no attempt to provide more than general information about use of the Contract with IRAs and Roth IRAs. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity (“IRA”) under section 408(b) of the Code, a Contract must contain certain provisions: (i) the owner must be the annuitant; (ii) the Contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the Contract as collateral security; (iii) subject to special rules, the total purchase payments for any tax year on behalf of any individual may not exceed $3,000 for 2004 ($3,500 if age 50 or older by the end of 2004), except in the case of a rollover amount or contribution under section 408(d)(3) of the Code; (iv) annuity payments or partial withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 ½ and must be made in a specified form or manner; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the annuity value; and (vii) the entire interest of the owner is non-forfeitable. Contracts intended to qualify as traditional IRAs under section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $3,000 for 2004 ($3,500 if age

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50 or older by the end 2004). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made five tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59½, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if the amounts are distributed within the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

TAXATION OF WESTERN RESERVE

Western Reserve at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to the separate account.

INVESTMENT EXPERIENCE

ACCUMULATION UNITS

Allocations of a purchase payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the purchase payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the Trust less any applicable charges or fees.

Upon allocation to the selected subaccount of the separate account, purchase payments are converted into accumulation units of the subaccount. At the end of any valuation period, a subaccount’s value is equal to the number of units that your Contract has in the subaccount, multiplied by the accumulation unit value of the subaccount.

The number of units that your Contract has in each subaccount is equal to:

1.	The initial units purchased on the Contract date; plus

2.	Units purchased at the time additional purchase payments are allocated to the subaccount; plus

3.	Units purchased through transfers from another subaccount or the fixed account; minus

4.	Any units that are redeemed to pay for partial withdrawals; minus

5.	Any units that are redeemed as part of a transfer to another subaccount or the fixed account; minus

6.	Any units that are redeemed to pay the annual Contract charge, any premium taxes and any transfer charge.

The value of an accumulation unit was arbitrarily established at $10.00 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of the regular session of business on the NYSE (currently 4:00 p.m. Eastern Time), on each day the NYSE is open.

ACCUMULATION UNIT VALUE

The accumulation unit value will vary from one valuation period to the next depending on the investment results experienced by each subaccount. The accumulation unit value for each subaccount at the end of a valuation period is the result of:

1.	The total value of the assets held in the subaccount. This value is determined by multiplying the number of shares of the designated Trust portfolio owned by the subaccount times the portfolio’s net asset value per share; minus

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2.	The accrued daily percentage for the mortality and expense risk charge and the administrative charge multiplied by the net assets of the subaccount; minus

3.	The accrued amount of reserve for any taxes that are determined by us to have resulted from the investment operations of the subaccount; divided by

4.	The number of outstanding units in the subaccount.

During the accumulation period, the mortality and expense risk charge is deducted at an annual rate of 0.50% of net assets for each day in the valuation period and compensates us for certain mortality and expense risks. The administrative charge is deducted at an annual rate of 0.15% of net assets for each day in the valuation period and compensates us for certain administrative expenses. The accumulation unit value may increase, decrease, or remain the same from valuation period to valuation period.

ANNUITY UNIT VALUE AND ANNUITY PAYMENT RATES

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the mortality and expense risk and administrative charges that will equal an annual rate of 0.65% exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for that subaccount on the immediately preceding business day;

(b)	is the net investment factor for that subaccount for the valuation period; and

(c)	is the investment result adjustment factor for the valuation period.

The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a portfolio share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk charge and the administrative charge. This factor is equal, on an annual basis, to 0.65% of the daily net asset value of the portfolio share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See Annuity Payment Options — Determination of the First Variable and Fixed Payment, which contains a table for determining the adjusted age of the annuitant.

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Illustration of Calculations for Annuity Unit Value

and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity unit value = ABC

Where:	A = Annuity unit value for the immediately preceding valuation period.

Assume	= $X

B = Net investment factor for the valuation period for which the annuity unit value is being calculated.

Assume	= Y

C = A factor to neutralize the assumed interest rate of 5% built into the annuity tables used.

Assume	= Z

Then, the annuity unit value is: $XYZ = $Q

Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment = AB
$1,000

Where:	A = The annuity value as of the maturity date.

Assume	= $X

B = The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the Contract.

Assume	= $Y

Then, the first monthly variable annuity payment = $XY = $Z 1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units = A
B

Where:	A = The dollar amount of the first monthly variable annuity payment.

Assume	= $X

B = The annuity unit value for the valuation date on which the first monthly payment is due.

Assume	= $Y

Then, the number of annuity units =	$X $Y	= Z

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HISTORICAL PERFORMANCE DATA

MONEY MARKET YIELDS

Yield. The yield quotation set forth in the prospectus for the Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Effective Yield. The effective yield quotation for the Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1}365/7) - 1

The effective yield is shown at least to the nearest hundredth of one percent.

Hypothetical Charge. For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period. Such fees and charges include the $30 annual Contract charge, calculated on the basis of an average Contract size of $39,314, which translates into a charge of 0.08%. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract. No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the Money Market subaccount and the Trust are excluded from the calculation of yield.

The yield on amounts held in the Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of portfolio securities held by the Money Market portfolio and its operating expenses. For the seven days ended December 31, 2003, the yield of the Money Market subaccount was 0.14%, and the effective yield was 0.14%.

OTHER SUBACCOUNT YIELDS

The yield quotations for all of the subaccounts, except the Money Market subaccount, representing the accumulation period set forth in the prospectus is based on the 30-day period ended on the date of the most recent balance sheet of the separate account and are computed by dividing the net investment income per unit earned during the period by the maximum offering price per unit on the last date of the period, according to the following formula:

YIELD = 2[ (a - b + 1)6 -1]

      cd

Where:	a =	net investment income earned during the period by the
corresponding portfolio of the Trust attributable to shares
owned by the subaccount.
	b =	expenses accrued for the period (net of reimbursement).
	c =	the average daily number of units outstanding during the
period.
	d =	the maximum offering price per unit on the last day of the
period.

For purposes of the yield quotations for all of the subaccounts, except the Money Market subaccount, the calculations take into account all fees that are charged to all owner accounts during the accumulation period. Such fees include the $30 annual Contract charge, calculated on the basis of an average Contract size of $39,314, which translates into a charge of 0.08%. The calculations do not take into account any premium taxes or any transfer charges.

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Premium taxes currently range from 0% to 3.5% of purchase payments depending upon the jurisdiction in which the Contract is delivered.

The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of its investments and its operating expenses.

TOTAL RETURNS

The total return quotations set forth in the prospectus for all of these subaccounts, except the Money Market subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, three, five, and ten-year periods, (or, while a subaccount has been in existence for a period of less than one, three, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:

                                                                 P(1 + T)n = ERV

Where:	P =	a hypothetical initial payment of $1,000.
	T =	average annual total return.
	n =	number of years.
	ERV =	ending redeemable value of a hypothetical $1,000 payment
made at the beginning of each period at the end of each
period.

For purposes of the total return quotations for all of the subaccounts, except the Money Market subaccount, the calculations take into account all fees that are charged under the Contract to all owner accounts during the accumulation period. Such fees include the mortality and expense risk charge of 0.50%, the administrative charge of 0.15%, and the $30 annual Contract charge, calculated on the basis of an average Contract size of $39,314, which translates into a charge of 0.08%. The calculations do not reflect any deduction for premium taxes or any transfer charges that may be applicable to a particular Contract.

OTHER PERFORMANCE DATA

We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by all the fees and charges under the Contract and that the data may be presented for different time periods and for different purchase payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.

We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:

(1 + T)n - 1

Where:    T and n are the same values as above.

In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge of 0.50%, the administrative charge of 0.15% and the $30 annual Contract charge (based on average Contract size of $39,314, the annual Contract charge translates into a charge of 0.08%). Such data may or may not assume a complete surrender of the Contract at the end of the period.

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ADVERTISING AND SALES LITERATURE

From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of purchase payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of purchase payments.

As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

PUBLISHED RATINGS

We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings. These ratings are opinions of an operating insurance company’s financial strength and capacity to meet its obligations to Contract owners. These ratings do not apply to the separate account, its subaccounts, the Trust or its portfolios, or to their performance.

ADMINISTRATION

Western Reserve performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by Western Reserve at (1) 570 Carillon Parkway, St. Petersburg, Florida 33716-1202; (2) 400 West Market Street, Louisville, Kentucky 40202; (3) 4800 140th Avenue North, Clearwater, Florida 33762-3800; and (4) 1285 Starkey Road, Largo, Florida 33773. As presently required by the 1940 Act and regulations promulgated thereunder, Western Reserve will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction (including purchase payments, transfers, partial withdrawals, and complete surrenders) and any other reports required by law or regulation.

DISTRIBUTION OF THE CONTRACTS

AFSG Securities Corporation (“AFSG”) is the principal underwriter of the Contracts. AFSG is located at 4333 Edgewood Rd., N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 and, is a member of the National Association of Securities Dealers, Inc. AFSG will not be compensated for its services as principal underwriter of the Contracts.

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There are no sales commissions payable upon the sale of Contracts. The offering of the Contracts is continuous and Western Reserve does not anticipate discontinuing the offering of the Contracts. However, Western Reserve reserves the right to do so at any time.

OTHER PRODUCTS

Western Reserve makes other variable annuity contracts available that are funded through other separate accounts. These variable annuity contracts may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

The assets of the separate account are held by Western Reserve. The assets of the separate account are kept physically segregated and held apart from our general account and any other separate account. Western Reserve maintains records of all purchases and redemptions of shares of the Trust. Additional protection for the assets of the separate account is provided by a blanket bond issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage to a limit of $10 million.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP has provided advice on certain matters concerning federal securities laws . All matters of Ohio law pertaining to the Contracts, including the validity of the Contracts and Western Reserve’s right to issue the Contracts under Ohio insurance law, have been passed upon by Thomas E. Pierpan, Esq., Vice President, Senior Counsel of Western Reserve.

INDEPENDENT AUDITORS

The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Western Reserve for the year ended December 31, 2003. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of an owner’s interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Western Reserve’s financial statements which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Financial statements for Western Reserve for the years ended December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.

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Report of Independent Auditors

The Board of Directors and Contract Owners

    of the Janus Annuity WRL Series Annuity Account B

Western Reserve Life Assurance Company of Ohio

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the Janus Annuity WRL Series Annuity Account B, formerly Janus Retirement Advantage WRL Series Annuity Account B (the Separate Account, a separate account of Western Reserve Life Assurance Co. of Ohio) as of December 31, 2003, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2003, by correspondence with the mutual fund’s transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Janus Annuity WRL Series Annuity Account B at December 31, 2003, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

Des Moines, Iowa

February 5, 2004

F-1

Janus Annuity

WRL Series Annuity Account B

Statements of Assets and Liabilities

At December 31, 2003

(all amounts except per unit amounts in thousands)

	Growth Subaccount	Mid Cap Growth Subaccount	Capital Appreciation Subaccount	Mid Cap Value Subaccount	Core Equity Subaccount
Assets:

Investment in Janus Aspen Series Trust:

Number of Shares	1,964	1,466	1,006	444	630

Cost	$52,243	$38,963	$27,715	$5,154	$10,974

Investment, at net asset value	$37,775	$31,367	$20,967	$6,045	$10,246

Transfers receivable from depositor	0	0	0	24	0

Total assets	37,775	31,367	20,967	6,069	10,246

Liabilities:

Accrued expenses	0	0	0	0	0

Transfers payable to depositor	38	518	1	0	0

Total liabilities	38	518	1	0	0

Net assets	$37,737	$30,849	$20,966	$6,069	$10,246

Net Assets Consists of:

Contract owners’ equity	$37,737	$30,849	$20,966	$6,045	$10,246

Depositor’s equity	0	0	0	24	0

Net assets applicable to units outstanding	$37,737	$30,849	$20,966	$6,069	$10,246

Contract owners’ units	1,653	1,277	1,006	618	470

Depositor’s units	0	0	0	3	0

Units outstanding	1,653	1,277	1,006	621	470

Accumulation unit value	$22.84	$24.16	$20.85	$9.77	$21.80

See accompanying notes.

F-2

Janus Annuity

WRL Series Annuity Account B

Statements of Assets and Liabilities

At December 31, 2003

(all amounts except per unit amounts in thousands)

	Balanced Subaccount	Growth and Income Subaccount	International Growth Subaccount	Worldwide Growth Subaccount	Global Life Sciences Subaccount
Assets:

Investment in Janus Aspen Series Trust:

Number of Shares	911	847	652	1,336	552

Cost	$22,019	$13,016	$13,292	$46,387	$3,969

Investment, at net asset value	$20,940	$11,992	$15,026	$34,498	$3,822

Transfers receivable from depositor	0	6	335	0	0

Total assets	20,940	11,998	15,361	34,498	3,822

Liabilities:

Accrued expenses	0	0	0	0	0

Transfers payable to depositor	29	0	0	41	0

Total liabilities	29	0	0	41	0

Net assets	$20,911	$11,998	$15,361	$34,457	$3,822

Net Assets Consists of:

Contract owners’ equity	$20,911	$11,998	$15,361	$34,457	$3,801

Depositor’s equity	0	0	0	0	21

Net assets applicable to units outstanding	$20,911	$11,998	$15,361	$34,457	$3,822

Contract owners’ units	692	827	621	1,188	452

Depositor’s units	0	0	0	0	3

Units outstanding	692	827	621	1,188	455

Accumulation unit value	$30.21	$14.51	$24.74	$29.01	$8.40

See accompanying notes.

F-3

Janus Annuity

WRL Series Annuity Account B

Statements of Assets and Liabilities

At December 31, 2003

(all amounts except per unit amounts in thousands)

	Global Technology Subaccount	Flexible Income Subaccount	Money Market Subaccount
Assets:

Investment in Janus Aspen Series Trust:

Number of Shares	1,581	1,044	20,795

Cost	$4,570	$12,724	$20,795

Investment, at net asset value	$5,361	$13,036	$20,795

Transfers receivable from depositor	0	0	0

Total assets	5,361	13,036	20,795

Liabilities:

Accrued expenses	0	0	0

Transfers payable to depositor	12	28	34

Total liabilities	12	28	34

Net assets	$5,349	$13,008	$20,761

Net Assets Consists of:

Contract owners’ equity	$5,340	$13,008	$20,761

Depositor’s equity	9	0	0

Net assets applicable to units outstanding	$5,349	$13,008	$20,761

Contract owners’ units	1,455	620	1,531

Depositor’s units	3	0	0

Units outstanding	1,458	620	1,531

Accumulation unit value	$3.67	$20.99	$13.56

See accompanying notes.

F-4

Janus Annuity

WRL Series Annuity Account B

Statements of Operations

For the Year Ended December 31, 2003

(all amounts in thousands)

	Growth Subaccount	Mid Cap Growth Subaccount	Capital Appreciation Subaccount	Mid Cap Value Subaccount	Core Equity Subaccount
Investment Income:

Dividend income	$31	$0	$97	$11	$17

Expenses:

Mortality and expense risk	209	174	132	26	62

Net investment income (loss)	(178)	(174)	(35)	(15)	(45)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on sale of investment securities	(3,510)	(6,782)	(2,213)	(68)	(2,336)

Realized gain distributions	0	0	0	0	0

Change in unrealized appreciation (depreciation)	12,482	14,846	5,876	1,527	4,331

Net gain (loss) on investment securities	8,972	8,064	3,663	1,459	1,995

Net increase (decrease) in net assets resulting from operations	$8,794	$7,890	$3,628	$1,444	$1,950

	Balanced Subaccount	Growth and Income Subaccount	International Growth Subaccount	Worldwide Growth Subaccount	Global Life Sciences Subaccount
Investment Income:

Dividend income	$487	$113	$159	$365	$0

Expenses:

Mortality and expense risk	147	69	88	217	23

Net investment income (loss)	340	44	71	148	(23)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on sale of investment securities	(913)	(1,275)	2,519	(9,053)	(250)

Realized gain distributions	0	0	0	0	0

Change in unrealized appreciation (depreciation)	3,355	3,432	1,947	15,857	1,096

Net gain (loss) on investment securities	2,442	2,157	4,466	6,804	846

Net increase (decrease) in net assets resulting from operations	$2,782	$2,201	$4,537	$6,952	$823

See accompanying notes.

F-5

Janus Annuity

WRL Series Annuity Account B

Statements of Operations

For the Year Ended December 31, 2003

(all amounts in thousands)

	Global Technology Subaccount	Flexible Income Subaccount	Money Market Subaccount
Investment Income:

Dividend income	$0	$784	$251

Expenses:

Mortality and expense risk	24	116	188

Net investment income (loss)	(24)	668	63

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on sale of investment securities	(219)	433	0

Realized gain distributions	0	0	0

Change in unrealized appreciation (depreciation)	1,554	(155)	0

Net gain (loss) on investment securities	1,335	278	0

Net increase (decrease) in net assets resulting from operations	$1,311	$946	$63

See accompanying notes.

F-6

Janus Annuity

WRL Series Annuity Account B

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	Growth Subaccount		Mid Cap Growth Subaccount
	December 31,		December 31,
	2003	2002	2003	2002
Operations:

Net investment income (loss)	$(178)	$(246)	$(174)	$(198)

Net gain (loss) on investment securities	8,972	(11,780)	8,064	(11,087)

Net increase (decrease) in net assets resulting from operations	8,794	(12,026)	7,890	(11,285)

Capital Unit Transactions:

Proceeds from units sold (transferred)	3,387	(3,377)	2,120	(5,476)

Less cost of units redeemed:
Administrative charges	17	19	22	25
Surrender benefits	3,509	3,901	2,456	3,105
Death benefits	63	150	158	67

	3,589	4,070	2,636	3,197

Increase (decrease) in net assets from capital unit transactions	(202)	(7,447)	(516)	(8,673)

Net increase (decrease) in net assets	8,592	(19,473)	7,374	(19,958)

Depositor’s equity contribution (redemption)	0	0	0	0

Net Assets:

Beginning of year	29,145	48,618	23,475	43,433

End of year	$37,737	$29,145	$30,849	$23,475

Unit Activity:

Units outstanding - beginning of year	1,670	2,034	1,304	1,728

Units issued	403	290	391	748

Units redeemed	(420)	(654)	(418)	(1,172)

Units outstanding - end of year	1,653	1,670	1,277	1,304

See accompanying notes.

F-7

Janus Annuity

WRL Series Annuity Account B

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	Capital Appreciation Subaccount		Mid Cap Value Subaccount
	December 31,		December 31,
	2003	2002	2003	2002
Operations:

Net investment income (loss)	$(35)	$(21)	$(15)	$(30)

Net gain (loss) on investment securities	3,663	(4,227)	1,459	(1,303)

Net increase (decrease) in net assets resulting from operations	3,628	(4,248)	1,444	(1,333)

Capital Unit Transactions:

Proceeds from units sold (transferred)	(329)	(1,622)	1,902	273

Less cost of units redeemed:

Administrative charges	12	14	1	1

Surrender benefits	2,170	2,324	487	788

Death benefits	16	141	0	0

	2,198	2,479	488	789

Increase (decrease) in net assets from capital unit transactions	(2,527)	(4,101)	1,414	(516)

Net increase (decrease) in net assets	1,101	(8,349)	2,858	(1,849)

Depositor’s equity contribution (redemption)	0	0	0	0

Net Assets:

Beginning of year	19,865	28,214	3,211	5,060

End of year	$20,966	$19,865	$6,069	$3,211

Unit Activity:

Units outstanding - beginning of year	1,141	1,358	462	556

Units issued	190	153	318	539

Units redeemed	(325)	(370)	(159)	(633)

Units outstanding - end of year	1,006	1,141	621	462

See accompanying notes.

F-8

Janus Annuity

WRL Series Annuity Account B

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	Core Equity Subaccount		Balanced Subaccount
	December 31,		December 31,
	2003	2002	2003	2002
Operations:

Net investment income (loss)	$(45)	$(37)	$340	$440

Net gain (loss) on investment securities	1,995	(2,440)	2,442	(2,317)

Net increase (decrease) in net assets resulting from operations	1,950	(2,477)	2,782	(1,877)

Capital Unit Transactions:

Proceeds from units sold (transferred)	742	866	(1,249)	1,475

Less cost of units redeemed:

Administrative charges	4	4	7	7

Surrender benefits	2,044	1,398	3,566	3,076

Death benefits	7	11	167	55

	2,055	1,413	3,740	3,138

Increase (decrease) in net assets from capital unit transactions	(1,313)	(547)	(4,989)	(1,663)

Net increase (decrease) in net assets	637	(3,024)	(2,207)	(3,540)

Depositor’s equity contribution (redemption)	0	0	0	0

Net Assets:

Beginning of year	9,609	12,633	23,118	26,658

End of year	$10,246	$9,609	$20,911	$23,118

Unit Activity:

Units outstanding - beginning of year	539	575	867	930

Units issued	327	201	140	232

Units redeemed	(396)	(237)	(315)	(295)

Units outstanding - end of year	470	539	692	867

See accompanying notes.

F-9

Janus Annuity

WRL Series Annuity Account B

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	Growth and Income Subaccount		International Growth Subaccount
	December 31,		December 31,
	2003	2002	2003	2002
Operations:

Net investment income (loss)	$44	$20	$71	$27

Net gain (loss) on investment securities	2,157	(3,235)	4,466	(4,861)

Net increase (decrease) in net assets resulting from operations	2,201	(3,215)	4,537	(4,834)

Capital Unit Transactions:

Proceeds from units sold (transferred)	1,575	128	1,784	(1,737)

Less cost of units redeemed:

Administrative charges	5	5	7	8

Surrender benefits	1,507	1,896	3,757	1,973

Death benefits	78	49	6	17

	1,590	1,950	3,770	1,998

Increase (decrease) in net assets from capital unit transactions	(15)	(1,822)	(1,986)	(3,735)

Net increase (decrease) in net assets	2,186	(5,037)	2,551	(8,569)

Depositor’s equity contribution (redemption)	0	0	0	0

Net Assets:

Beginning of year	9,812	14,849	12,810	21,379

End of year	$11,998	$9,812	$15,361	$12,810

Unit Activity:

Units outstanding - beginning of year	831	980	694	856

Units issued	326	287	2,353	2,848

Units redeemed	(330)	(436)	(2,426)	(3,010)

Units outstanding - end of year	827	831	621	694

See accompanying notes.

F-10

Janus Annuity

WRL Series Annuity Account B

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	Worldwide Growth Subaccount		Global Life Sciences Subaccount
	December 31,		December 31,
	2003	2002	2003	2002
Operations:

Net investment income (loss)	$148	$96	$(23)	$(28)

Net gain (loss) on investment securities	6,804	(14,208)	846	(1,589)

Net increase (decrease) in net assets resulting from operations	6,952	(14,112)	823	(1,617)

Capital Unit Transactions:

Proceeds from units sold (transferred)	(3,820)	(5,979)	68	(603)

Less cost of units redeemed:

Administrative charges	18	20	2	2

Surrender benefits	3,822	3,470	359	401

Death benefits	48	172	50	9

	3,888	3,662	411	412

Increase (decrease) in net assets from capital unit transactions	(7,708)	(9,641)	(343)	(1,015)

Net increase (decrease) in net assets	(756)	(23,753)	480	(2,632)

Depositor’s equity contribution (redemption)	0	0	0	0

Net Assets:

Beginning of year	35,213	58,966	3,342	5,974

End of year	$34,457	$35,213	$3,822	$3,342

Unit Activity:

Units outstanding - beginning of year	1,495	1,853	499	626

Units issued	405	443	126	136

Units redeemed	(712)	(801)	(170)	(263)

Units outstanding - end of year	1,188	1,495	455	499

See accompanying notes.

F-11

Janus Annuity

WRL Series Annuity Account B

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	Global Technology Subaccount		Flexible Income Subaccount
	December 31,		December 31,
	2003	2002	2003	2002
Operations:

Net investment income (loss)	$(24)	$(25)	$668	$635

Net gain (loss) on investment securities	1,335	(2,137)	278	834

Net increase (decrease) in net assets resulting from operations	1,311	(2,162)	946	1,469

Capital Unit Transactions:

Proceeds from units sold (transferred)	2,022	(388)	(4,187)	8,558

Less cost of units redeemed:

Administrative charges	2	2	6	4

Surrender benefits	382	687	2,802	2,243

Death benefits	0	4	222	0

	384	693	3,030	2,247

Increase (decrease) in net assets from capital unit transactions	1,638	(1,081)	(7,217)	6,311

Net increase (decrease) in net assets	2,949	(3,243)	(6,271)	7,780

Depositor’s equity contribution (redemption)	0	0	0	0

Net Assets:

Beginning of year	2,400	5,643	19,279	11,499

End of year	$5,349	$2,400	$13,008	$19,279

Unit Activity:

Units outstanding - beginning of year	954	1,319	971	636

Units issued	1,497	1,177	484	985

Units redeemed	(993)	(1,542)	(835)	(650)

Units outstanding - end of year	1,458	954	620	971

See accompanying notes.

F-12

Janus Annuity

WRL Series Annuity Account B

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	Money Market Subaccount
	December 31,
	2003	2002
Operations:

Net investment income (loss)	$63	$402

Net gain (loss) on investment securities	0	0

Net increase (decrease) in net assets resulting from operations	63	402

Capital Unit Transactions:

Proceeds from units sold (transferred)	8,207	12,146

Less cost of units redeemed:

Administrative charges	6	7

Surrender benefits	21,103	27,143

Death benefits	180	164

	21,289	27,314

Increase (decrease) in net assets from capital unit transactions	(13,082)	(15,168)

Net increase (decrease) in net assets	(13,019)	(14,766)

Depositor’s equity contribution (redemption)	0	0

Net Assets:

Beginning of year	33,780	48,546

End of year	$20,761	$33,780

Unit Activity:

Units outstanding - beginning of year	2,496	3,622

Units issued	5,650	8,698

Units redeemed	(6,615)	(9,824)

Units outstanding - end of year	1,531	2,496

See accompanying notes.

F-13

Janus Annuity

WRL Series Annuity Account B

Notes to the Financial Statements

At December 31, 2003

NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The WRL Series Annuity Account B (the “Annuity Account”), was established as a variable accumulation deferred annuity separate account of Western Reserve Life Assurance Co. of Ohio (“WRL” or the “depositor”) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Annuity Account encompasses the Janus Annuity, a tax deferred variable annuity contract (the “Contracts”) issued by WRL. The Annuity Account contains thirteen investment options referred to as subaccounts. Each subaccount invests in the corresponding Portfolio (“the Portfolio”) of the Janus Aspen Series Trust (the “Trust”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The subaccount invests in the Institutional shares of the Trust.

The Financial Statements reflect a full twelve-month period, for each year reported on, except as follows:

Subaccount	Inception Date
Mid Cap Value	05/01/2000
Global Life Sciences	05/01/2000
Global Technology	05/01/2000

The Annuity Account’s equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

The following portfolio names have changed:

Portfolio	Formerly
Mid Cap Growth	Aggressive Growth
Mid Cap Value	Strategic Value

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Annuity Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A. Valuation of Investments and Securities Transactions

Investments in the Trust’s shares are valued at the closing net asset value (“NAV”) per share of the underlying Portfolio, which value their securities at fair value as determined by the Trust. Investment transactions are accounted for on the trade date, using the Portfolio NAV per share next determined after receipt of sale or redemption order without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. Effective on May 1, 2003, the method to account for the cost of investments sold was changed to the average-cost method, formerly using a first-in, first-out basis. The net effect on Statements of Operations is no change to net increase (decrease) in net assets resulting from operations.

B. Federal Income Taxes

The operations of the Annuity Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under the current Internal Revenue Code, the investment income of the Annuity Account, including realized and unrealized capital gains, is not taxable to WRL as long as the earnings are credited under the contracts. Accordingly, no provision for Federal income taxes has been made.

NOTE 2 — CHARGES AND DEDUCTIONS

Charges are assessed by WRL in connection with the issuance and administration of the Contracts.

A. Contract Charges

No deduction for sales expenses is made from the purchase payments. On each anniversary through maturity date, WRL will deduct an annual Contract charge as partial compensation for providing administrative services under the Contracts. Deduction of the annual Contract charge is currently waived when the account value on the anniversary is equal to or greater than $25,000.

F-14

Janus Annuity

WRL Series Annuity Account B

Notes to the Financial Statements (continued)

At December 31, 2003

NOTE 2 — (continued)

B. Annuity Subaccount Charges

A daily charge equal to an annual rate of 0.65% of average daily net assets of each subaccount is assessed to compensate WRL for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the Contracts. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

NOTE 3 — DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Annuity Account, since the increase in the value of the underlying investment in a Portfolio is reflected daily in the accumulation unit value used to calculate the equity value within the Annuity Account. Consequently, a dividend distribution by the underlying Portfolio does not change either the accumulation unit value or equity values within the Annuity Account.

NOTE 4 — SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2003 are as follows (in thousands):

Subaccount	Purchases of Securities	Proceeds from Sales of Securities
Growth	$6,208	$6,443
Mid Cap Growth	6,020	6,110
Capital Appreciation	2,742	5,211
Mid Cap Value	2,465	994
Core Equity	5,542	6,849
Balanced	2,946	7,585
Growth and Income	3,220	3,222
International Growth	44,467	46,638
Worldwide Growth	8,388	15,830
Global Life Sciences	726	1,093
Global Technology	3,937	2,313
Flexible Income	7,656	14,157
Money Market	56,447	69,499

F-15

Janus Annuity

WRL Series Annuity Account B

Notes to the Financial Statements (continued)

At December 31, 2003

NOTE 5 — FINANCIAL HIGHLIGHTS

For the Year Ended

	Growth Subaccount
	December 31,
	2003	2002	2001	2000	1999
Accumulation unit value, beginning of year	$17.45	$23.90	$31.96	$37.64	$26.31

Income from operations:
Net investment income (loss)	(0.11)	(0.13)	(0.16)	2.83	0.03
Net realized and unrealized gain (loss) on investment	5.50	(6.32)	(7.90)	(8.51)	11.30

Net income (loss) from operations	5.39	(6.45)	(8.06)	(5.68)	11.33

Accumulation unit value, end of year	$22.84	$17.45	$23.90	$31.96	$37.64

Total return	30.88%	(26.99)%	(25.22)%	(15.11)%	43.05%

Ratios and supplemental data:
Net assets at end of year (in thousands)	$37,737	$29,145	$48,618	$73,812	$75,851
Investment income ratio	0.10%	(0.65)%	(0.59)%	7.51%	0.09%
Expense ratio	0.65%	0.65%	0.65%	0.65%	0.65%

	Mid Cap Growth Subaccount
	December 31,
	2003	2002	2001	2000	1999
Accumulation unit value, beginning of year	$18.00	$25.14	$41.79	$61.69	$27.55

Income from operations:
Net investment income (loss)	(0.13)	(0.13)	(0.20)	6.57	1.08
Net realized and unrealized gain (loss) on investment	6.29	(7.01)	(16.45)	(26.47)	33.06

Net income (loss) from operations	6.16	(7.14)	(16.65)	(19.90)	34.14

Accumulation unit value, end of year	$24.16	$18.00	$25.14	$41.79	$61.69

Total return	34.23%	(28.40)%	(39.84)%	(32.26)%	123.95%

Ratios and supplemental data:
Net assets at end of year (in thousands)	$30,849	$23,475	$43,433	$85,784	$101,567
Investment income ratio	0.00%	(0.65)%	(0.65)%	10.94%	2.77%
Expense ratio	0.65%	0.65%	0.65%	0.65%	0.65%

F-16

Janus Annuity

WRL Series Annuity Account B

Notes to the Financial Statements (continued)

At December 31, 2003

NOTE 5 — (continued)

For the Year Ended

	Capital Appreciation Subaccount
	December 31,
	2003	2002	2001	2000	1999
Accumulation unit value, beginning of year	$17.41	$20.78	$26.70	$32.85	$19.80

Income from operations:

Net investment income (loss)	(0.03)	(0.02)	0.13	0.18	(0.03)

Net realized and unrealized gain (loss) on investment	3.47	(3.35)	(6.05)	(6.33)	13.08

Net income (loss) from operations	3.44	(3.37)	(5.92)	(6.15)	13.05

Accumulation unit value, end of year	$20.85	$17.41	$20.78	$26.70	$32.85

Total return	19.75%	(16.22)%	(22.18)%	(18.71)%	65.92%

Ratios and supplemental data:

Net assets at end of year (in thousands)	$20,966	$19,865	$28,214	$43,544	$49,670

Investment income ratio	0.48%	(0.09)%	0.56%	0.56%	(0.13)%

Expense ratio	0.65%	0.65%	0.65%	0.65%	0.65%

	Mid Cap Value Subaccount
	December 31,
	2003	2002	2001	2000
Accumulation unit value, beginning of year	$6.95	$9.11	$9.98	$10.00

Income from operations:

Net investment income (loss)	(0.03)	(0.05)	(0.01)	0.00

Net realized and unrealized gain (loss) on investment	2.85	(2.11)	(0.86)	(0.02)

Net income (loss) from operations	2.82	(2.16)	(0.87)	(0.02)

Accumulation unit value, end of year	$9.77	$6.95	$9.11	$9.98

Total return	40.58%	(23.72)%	(8.72)%	(0.24)%

Ratios and supplemental data:

Net assets at end of year (in thousands)	$6,069	$3,211	$5,060	$4,549

Investment income ratio	0.29%	(0.65)%	(0.10)%	(0.03)%

Expense ratio	0.65%	0.65%	0.65%	0.65%

F-17

Janus Annuity

WRL Series Annuity Account B

Notes to the Financial Statements (continued)

At December 31, 2003

NOTE 5 — (continued)

For the Year Ended

	Core Equity Subaccount
	December 31,
	2003	2002	2001	2000	1999
Accumulation unit value, beginning of year	$17.82	$21.95	$25.04	$27.41	$19.49

Income from operations:

Net investment income (loss)	(0.09)	(0.07)	0.04	6.43	0.00

Net realized and unrealized gain (loss) on investment	4.07	(4.06)	(3.13)	(8.80)	7.92

Net income (loss) from operations	3.98	(4.13)	(3.09)	(2.37)	7.92

Accumulation unit value, end of year	$21.80	$17.82	$21.95	$25.04	$27.41

Total return	22.30%	(18.80)%	(12.32)%	(8.66)%	40.67%

Ratios and supplemental data:

Net assets at end of year (in thousands)	$10,246	$9,609	$12,633	$15,707	$18,976

Investment income ratio	0.18%	(0.33)%	0.15%	23.92%	0.01%

Expense ratio	0.65%	0.65%	0.65%	0.65%	0.65%

	Balanced Subaccount
	December 31,
	2003	2002	2001	2000	1999
Accumulation unit value, beginning of year	$26.66	$28.68	$30.28	$31.19	$24.76

Income from operations:

Net investment income (loss)	0.42	0.49	0.57	3.31	0.46

Net realized and unrealized gain (loss) on investment	3.13	(2.51)	(2.17)	(4.22)	5.97

Net income (loss) from operations	3.55	(2.02)	(1.60)	(0.91)	6.43

Accumulation unit value, end of year	$30.21	$26.66	$28.68	$30.28	$31.19

Total return	13.31%	(7.05)%	(5.28)%	(2.91)%	25.94%

Ratios and supplemental data:

Net assets at end of year (in thousands)	$20,911	$23,118	$26,658	$28,608	$27,514

Investment income ratio	2.15%	1.76%	1.97%	10.64%	1.68%

Expense ratio	0.65%	0.65%	0.65%	0.65%	0.65%

F-18

Janus Annuity

WRL Series Annuity Account B

Notes to the Financial Statements (continued)

At December 31, 2003

NOTE 5 — (continued)

For the Year Ended

	Growth and Income Subaccount
	December 31,
	2003	2002	2001	2000	1999
Accumulation unit value, beginning of year	$11.81	$15.15	$17.60	$20.62	$11.93

Income from operations:

Net investment income (loss)	0.05	0.02	0.12	0.36	(0.04)

Net realized and unrealized gain (loss) on investment	2.65	(3.36)	(2.57)	(3.38)	8.73

Net income (loss) from operations	2.70	(3.34)	(2.45)	(3.02)	8.69

Accumulation unit value, end of year	$14.51	$11.81	$15.15	$17.60	$20.62

Total return	22.89%	(22.05)%	(13.94)%	(14.66)%	72.91%

Ratios and supplemental data:

Net assets at end of year (in thousands)	$11,998	$9,812	$14,849	$18,381	$16,676

Investment income ratio	1.07%	0.16%	0.76%	1.83%	(0.29)%

Expense ratio	0.65%	0.65%	0.65%	0.65%	0.65%

	International Growth Subaccount
	December 31,
	2003	2002	2001	2000	1999
Accumulation unit value, beginning of year	$18.46	$24.97	$32.74	$39.20	$21.65

Income from operations:

Net investment income (loss)	0.11	0.03	0.09	1.77	(0.10)

Net realized and unrealized gain (loss) on investment	6.17	(6.54)	(7.86)	(8.23)	17.65

Net income (loss) from operations	6.28	(6.51)	(7.77)	(6.46)	17.55

Accumulation unit value, end of year	$24.74	$18.46	$24.97	$32.74	$39.20

Total return	34.05%	(26.07)%	(23.73)%	(16.49)%	81.09%

Ratios and supplemental data:

Net assets at end of year (in thousands)	$15,361	$12,810	$21,379	$34,261	$32,267

Investment income ratio	1.18%	0.16%	0.34%	4.47%	(0.39)%

Expense ratio	0.65%	0.65%	0.65%	0.65%	0.65%

F-19

Janus Annuity

WRL Series Annuity Account B

Notes to the Financial Statements (continued)

At December 31, 2003

NOTE 5 — (continued)

For the Year Ended

	Worldwide Growth Subaccount
	December 31,
	2003	2002	2001	2000	1999
Accumulation unit value, beginning of year	$23.55	$31.82	$41.29	$49.28	$30.16

Income from operations:

Net investment income (loss)	0.11	0.06	(0.06)	3.88	(0.17)

Net realized and unrealized gain (loss) on investment	5.35	(8.33)	(9.41)	(11.87)	19.29

Net income (loss) from operations	5.46	(8.27)	(9.47)	(7.99)	19.12

Accumulation unit value, end of year	$29.01	$23.55	$31.82	$41.29	$49.28

Total return	23.19%	(25.98)%	(22.94)%	(16.22)%	63.39%

Ratios and supplemental data:

Net assets at end of year (in thousands)	$34,457	$35,213	$58,966	$87,196	$95,924

Investment income ratio	1.09%	0.21%	(0.18)%	7.89%	(0.48)%

Expense ratio	0.65%	0.65%	0.65%	0.65%	0.65%

	Global Life Sciences Subaccount
	December 31,
	2003	2002	2001	2000
Accumulation unit value, beginning of year	$6.70	$9.54	$11.50	$10.00

Income from operations:

Net investment income (loss)	(0.05)	(0.05)	(0.05)	(0.01)

Net realized and unrealized gain (loss) on investment	1.75	(2.79)	(1.91)	1.51

Net income (loss) from operations	1.70	(2.84)	(1.96)	1.50

Accumulation unit value, end of year	$8.40	$6.70	$9.54	$11.50

Total return	25.41%	(29.80)%	(16.98)%	14.96%

Ratios and supplemental data:

Net assets at end of year (in thousands)	$3,822	$3,342	$5,974	$10,981

Investment income ratio	0.00%	(0.65)%	(0.52)%	0.08%

Expense ratio	0.65%	0.65%	0.65%	0.65%

F-20

Janus Annuity

WRL Series Annuity Account B

Notes to the Financial Statements (continued)

At December 31, 2003

NOTE 5 — (continued)

For the Year Ended

	Global Technology Subaccount
	December 31,
	2003	2002	2001	2000
Accumulation unit value, beginning of year	$2.52	$4.28	$6.84	$10.00

Income from operations:
Net investment income (loss)	(0.02)	(0.02)	0.19	0.12
Net realized and unrealized gain (loss) on investment	1.17	(1.74)	(2.75)	(3.28)

Net income (loss) from operations	1.15	(1.76)	(2.56)	(3.16)

Accumulation unit value, end of year	$3.67	$2.52	$4.28	$6.84

Total return	45.80%	(41.15)%	(37.48)%	(31.58)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$5,349	$2,400	$5,643	$8,075
Investment income ratio	0.00%	(0.65)%	3.90%	1.96%
Expense ratio	0.65%	0.65%	0.65%	0.65%

	Flexible Income Subaccount
	December 31,
	2003	2002	2001	2000	1999
Accumulation unit value, beginning of year	$19.85	$18.09	$16.90	$16.01	$15.86

Income from operations:
Net investment income (loss)	0.76	0.78	0.94	0.82	0.90
Net realized and unrealized gain (loss) on investment	0.38	0.98	0.25	0.07	(0.75)

Net income (loss) from operations	1.14	1.76	1.19	0.89	0.15

Accumulation unit value, end of year	$20.99	$19.85	$18.09	$16.90	$16.01

Total return	5.70%	9.76%	7.04%	5.56%	0.95%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$13,008	$19,279	$11,499	$5,523	$5,192
Investment income ratio	4.38%	4.12%	5.30%	5.05%	5.68%
Expense ratio	0.65%	0.65%	0.65%	0.65%	0.65%

F-21

Janus Annuity

WRL Series Annuity Account B

Notes to the Financial Statements (continued)

At December 31, 2003

NOTE 5 — (continued)

For the Year Ended

	Money Market Subaccount
	December 31,
	2003	2002	2001	2000	1999
Accumulation unit value, beginning of year	$13.53	$13.40	$12.94	$12.26	$11.75

Income from operations:

Net investment income (loss)	0.03	0.13	0.46	0.68	0.51

Net realized and unrealized gain (loss) on investment	0.00	0.00	0.00	0.00	0.00

Net income (loss) from operations	0.03	0.13	0.46	0.68	0.51

Accumulation unit value, end of year	$13.56	$13.53	$13.40	$12.94	$12.26

Total return	0.21%	0.97%	3.54%	5.60%	4.30%

Ratios and supplemental data:

Net assets at end of year (in thousands)	$20,761	$33,780	$48,546	$44,354	$34,466

Investment income ratio	0.87%	0.99%	3.54%	5.49%	4.26%

Expense ratio	0.65%	0.65%	0.65%	0.65%	0.65%

Per unit information has been computed using average units outstanding throughout each period. Total return and investment income ratios are not annualized for periods of less than one year. The ratio of investment income (loss) is represented as the dividends, excluding distributions of long-term capital gains, received by the Annuity Account to the average net assets. For the periods prior to December 31, 2003, the ratio represented net investment income (loss) as the dividends received, reduced for expenses paid by the Annuity Account, to the average net assets and annualized for periods of less than one year. The expense ratio considers only the expenses borne directly by the Annuity Account and excludes expenses incurred directly by the underlying funds.

F-22

Report of Independent Auditors

The Board of Directors

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2003 and 2002, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2003. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2003 and 2002, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2003.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2003 and 2002, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2003, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2002 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with Actuarial Guideline 39.

As discussed in Note 2 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Department of the State of Ohio.

As discussed in Note 8 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed the method used to value universal life and variable universal life policies.

/s/    ERNST & YOUNG LLP

Des Moines, Iowa

February 13, 2004

Western Reserve Life Assurance Co. of Ohio

Balance Sheets—Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2003	2002
Admitted assets
Cash and invested assets:
Bonds	$724,633	$312,147
Common stocks:
Affiliated entities (cost: 2003 - $2,043 and 2002 - $543)	14,546	16,649
Other (cost: 2003 - $302 and 2002 - $302)	646	302
Mortgage loans on real estate	9,668	10,884
Home office properties	41,817	42,654
Cash and short-term investments	70,716	405,560
Policy loans	268,892	275,938
Other invested assets	20,682	18,881

Total cash and invested assets	1,151,600	1,083,015
Net deferred income taxes	30,682	22,784
Premiums deferred and uncollected	1,939	3,844
Reinsurance receivable	5,290	1,883
Receivable from parent, subsidiaries and affiliates	23,760	1,494
Accrued investment income	7,626	3,586
Cash surrender value of life insurance policies	55,024	52,984
Other admitted assets	5,815	3,702
Separate account assets	8,116,308	6,501,089

Total admitted assets	$9,398,044	$7,674,381

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$425,296	$417,994
Annuity	808,079	728,193
Life policy and contract claim reserves	12,939	12,974
Liability for deposit-type contracts	14,040	12,724
Other policyholders’ funds	34	56
Remittances and items not allocated	15,971	41,612
Reinsurance in unauthorized companies	—	1,133
Federal and foreign income taxes payable	13,016	29,649
Transfers to separate account due or accrued	(446,188)	(393,754)
Asset valuation reserve	6,505	9,604
Interest maintenance reserve	2,909	3,459
Funds held under coinsurance and other reinsurance treaties	29,936	34,726
Other liabilities	62,411	62,559
Separate account liabilities	8,108,413	6,497,146

Total liabilities	9,053,361	7,458,075
Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Paid-in surplus	150,107	150,107
Unassigned surplus	192,076	63,699

Total capital and surplus	344,683	216,306

Total liabilities and capital and surplus	$9,398,044	$7,674,381

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Operations—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$553,345	$611,194	$653,398
Annuity	891,360	1,131,849	625,117
Net investment income	87,731	48,498	44,424
Amortization of interest maintenance reserve	952	1,080	1,440
Commissions and expense allowances on reinsurance ceded	(131)	10,427	(10,789)
Reserve adjustments on reinsurance ceded	7,151	51,453	11,846
Income from fees associated with investment management, administration and contract guarantees for separate accounts	88,477	89,854	108,673
Other income	6,092	5,698	4,540

	1,634,977	1,950,053	1,438,649
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health	68,800	60,473	56,155
Surrender benefits	998,461	816,174	800,264
Other benefits	33,586	40,010	57,032
Increase in aggregate reserves for policies and contracts:
Life	7,302	18,807	10,100
Annuity	79,886	384,817	48,217

	1,188,035	1,320,281	971,768
Insurance expenses:
Commissions	133,578	167,582	176,023
General insurance expenses	98,778	111,330	110,808
Taxes, licenses and fees	15,750	20,571	18,714
Net transfers to separate accounts	20,393	344,773	216,797
Other expenses	1,163	507	523

	269,662	644,763	522,865

Total benefits and expenses	1,457,697	1,965,044	1,494,633

Gain (loss) from operations before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses) on investments	177,280	(14,991)	(55,984)
Dividends to policyholders	31	33	33

Gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments	177,249	(15,024)	(56,017)
Federal income tax expense (benefit)	55,430	(2,141)	3,500

Income (loss) from operations before net realized capital gains (losses) on investments	121,819	(12,883)	(59,517)
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(357)	(1,387)	100

Net income (loss)	$121,462	$(14,270)	(59,417)

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus—Statutory Basis

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2001	$2,500	$120,107	$23,537	$146,144
Net loss	—	—	(59,417)	(59,417)
Capital contribution	—	30,000	—	30,000
Cumulative effect of change in accounting principles	—	—	12,312	12,312
Change in reserve on account of change in valuation basis	—	—	11,609	11,609
Change in net deferred income tax asset	—	—	(11,733)	(11,733)
Surplus effect of reinsurance transaction	—	—	11,851	11,851
Change in net unrealized capital gains and losses	—	—	(1,281)	(1,281)
Change in non-admitted assets	—	—	9,076	9,076
Change in asset valuation reserve	—	—	427	427
Change in surplus in separate accounts	—	—	97,374	97,374
Tax benefits on stock options exercised	—	—	1,363	1,363

Balance at December 31, 2001	2,500	150,107	95,118	247,725
Net loss	—	—	(14,270)	(14,270)
Change in net unrealized capital gains and losses	—	—	7,352	7,352
Change in non-admitted assets	—	—	(14,715)	(14,715)
Change in asset valuation reserve	—	—	(5,305)	(5,305)
Change in liability for reinsurance in unauthorized companies	—	—	(1,133)	(1,133)
Cumulative effect of change in accounting principles	—	—	(6,789)	(6,789)
Change in surplus in separate accounts	—	—	(1,072)	(1,072)
Change in net deferred income tax asset	—	—	29,670	29,670
Dividend to stockholder	—	—	(24,000)	(24,000)
Tax benefits on stock options exercised	—	—	28	28
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)

Balance at December 31, 2002	2,500	150,107	63,699	216,306
Net income	—	—	121,462	121,462
Change in net unrealized capital gains and losses	—	—	(6,216)	(6,216)
Change in non-admitted assets	—	—	(8,855)	(8,855)
Change in asset valuation reserve	—	—	3,099	3,099
Change in liability for reinsurance in unauthorized companies	—	—	1,133	1,133
Change in surplus in separate accounts	—	—	2,084	2,084
Change in net deferred income tax asset	—	—	16,855	16,855
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)

Balance at December 31, 2003	$2,500	$150,107	$192,076	$344,683

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
Operating activities
Premiums collected, net of reinsurance	$1,446,609	$1,740,602	$1,277,856
Net investment income	88,528	47,685	45,355
Miscellaneous income	98,059	158,186	126,297
Benefit and loss related payments	(1,104,098)	(917,590)	(912,222)
Commissions, expenses paid and aggregate write-ins for deductions	(251,495)	(293,555)	(315,054)
Net transfers to separate accounts and protected cell accounts	(74,921)	(245,977)	(135,990)
Dividends paid to policyholders	(31)	(34)	(33)
Federal and foreign income taxes received (paid)	(72,358)	5,694	46,390

Net cash provided by operating activities	130,293	495,011	132,599
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	634,124	487,270	29,163
Stocks	—	100	—
Mortgage loans on real estate	1,218	3,288	282
Real estate	873	—	—
Other invested assets	—	7	—
Miscellaneous proceeds	—	102	—

Total investment proceeds	636,215	490,767	29,445
Cost of investments acquired:
Bonds	(1,051,086)	(723,455)	(14,445)
Stocks	(1,500)	(100)	(300)
Real estate	(35)	(6)	(13)
Other invested assets	(4,870)	(2,902)	(12,394)

Total cost of investments acquired	(1,057,491)	(726,463)	(27,152)
Net decrease (increase) in policy loans	7,046	9,239	(843)

Net cost of investments acquired	(1,050,445)	(717,224)	(27,995)

Net cash provided by (used in) investing activities	(414,230)	(226,457)	1,450
Financing and miscellaneous activities
Cash provided (applied):
Capital and surplus paid in	$—	$—	$30,000
Borrowed money	—	—	(71,400)
Net deposits on deposit-type contracts and other insurance liabilities	853	(3,597)	5,308
Dividends to stockholders	—	(24,000)	—
Other cash provided (applied)	(51,760)	23,523	17,658

Net cash used in financing and miscellaneous activities	(50,907)	(4,074)	(18,434)

Net increase (decrease) in cash and short-term investments	(334,844)	264,480	115,615
Cash and short-term investments at beginning of year	405,560	141,080	25,465

Cash and short-term investments at end of year	$70,716	$405,560	$141,080

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands)

December 31, 2003

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company which, in turn, is an indirect, wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance written and a portion of new annuities written are done through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains or losses are reported in unassigned surplus. Common stocks of the Company’s wholly owned affiliates are recorded at the GAAP basis equity in net assets. Home office properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other “admitted assets” are valued principally at cost.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2003, 2002, and 2001, net realized capital gains (losses) of $402, $(322), and $367, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $952, $1,080, and $1,440, for the years ended December 31, 2003, 2002, and 2001, respectively.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $44, $0 and $0 has been excluded for the years ended December 31, 2003, 2002, and 2001, respectively, with respect to such practices.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid.

Aggregate Reserves for Policies

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist (See notes 5 and 7). The Company received variable contract premiums of $1,240,215, $1,335,079, and $1,208,884 in 2003, 2002, and 2001, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. Beginning in 2002, AEGON N.V. offered stock appreciation rights to eligible employees which do not entitle them to the purchase of AEGON N.V. shares but provide the same financial benefits.

Reclassifications

Certain reclassifications have been made to the 2002 and 2001 financial statements to conform to the 2003 presentation.

2. Accounting Changes

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Ohio. Effective January 1, 2001, the State of Ohio required that insurance companies

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

domiciled in the State of Ohio prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Ohio insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that increased capital and surplus, of $12,312 as of January 1, 2001. This amount included the establishment of deferred tax assets of $12,696, offset by the release of mortgage loan origination fees of $25 and the establishment of a vacation accrual of $359.

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 (“Guideline 39”). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was $6,789, which was charged directly to unassigned surplus as a change in accounting principle. See Note 8 regarding the conversion of the valuation system in 2001.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Investment Securities: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stocks of unaffiliated entities are based on quoted market prices.

Mortgage Loans on Real Estate and Policy Loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

Investment Contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2003		2002
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$70,716	$70,716	$405,560	$405,560
Bonds	724,633	735,591	312,147	318,874
Common stocks, other than affiliates	646	646	302	302
Mortgage loans on real estate	9,668	10,795	10,884	12,022
Policy loans	268,892	268,892	275,938	275,938
Separate account assets	8,116,308	8,116,308	6,501,089	6,501,089
Liabilities
Investment contract liabilities	822,119	819,715	740,917	759,322
Separate account annuity liabilities	5,400,842	5,400,842	4,464,513	4,464,513

4. Investments

The carrying amount and estimated fair value of investments in bonds are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 months or more	Gross Unrealized Losses less than 12 months	Estimated Fair Value
December 31, 2003
Bonds:
United States Government and agencies	$239,928	$1,557	$—	$154	$241,331
State, municipal and other government	3,595	319	—	—	3,914
Public utilities	31,628	1,266	—	5	32,889
Industrial and miscellaneous	222,029	8,358	138	883	229,366
Mortgage and other asset-backed securities	227,453	1,475	3	834	228,091

Total bonds	$724,633	$12,975	$141	$1,876	$735,591

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2002
Bonds:
United States Government and agencies	$166,251	$1,677	$—	$167,928
State, municipal and other government	3,601	314	—	3,915
Public utilities	6,974	351	—	7,325
Industrial and miscellaneous	81,468	5,291	1,746	85,013
Mortgage and other asset-backed securities	53,853	922	82	54,693

Total bonds	$312,147	$8,555	$1,828	$318,874

The estimated fair value of bonds with gross unrealized losses at December 31, 2003 is as follows:

	Losses 12 months or more	Losses less than 12 months	Total
December 31, 2003
Bonds:
United States Government and agencies	$—	$20,108	$20,108
State, municipal and other government	—	—
Public utilities	—	2,984	2,984
Industrial and miscellaneous	381	46,853	47,234
Mortgage and other asset-backed securities	258	103,288	103,546

	$639	$173,233	$173,872

The carrying amount and fair value of bonds at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$2,051	$2,121
Due one through five years	372,462	378,280
Due five through ten years	107,509	110,664
Due after ten years	15,158	16,435

	497,180	507,500
Mortgage and other asset-backed securities	227,453	228,091

	$724,633	$735,591

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management’s intent and ability to hold a security until maturity or until fair value will recover.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

A detail of net investment income is presented below:

	Year Ended December 31
	2003	2002	2001
Interest on bonds	$27,431	$9,357	$7,050
Dividends from common stock of affiliated entities	40,033	16,921	18,495
Interest on mortgage loans	792	871	1,130
Rental income on investment properties	7,747	7,381	6,903
Interest on policy loans	16,592	17,364	17,746
Other investment income	2,020	3,308	(51)

Gross investment income	94,615	55,202	51,273
Investment expenses	(6,884)	(6,704)	(6,849)

Net investment income	$87,731	$48,498	$44,424

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

	Year Ended December 31
	2003	2002	2001
Proceeds	$634,124	$487,270	$29,163

Gross realized gains	$447	$2,119	$637
Gross realized losses	(107)	(3,955)	—

Net realized gains (losses)	$340	$(1,836)	$637

At December 31, 2003, bonds with an aggregate carrying value of $3,093 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

	Realized
	Year Ended December 31
	2003	2002	2001
Bonds	$340	$(1,836)	$637
Other invested assets	—	102	—

	340	(1,734)	637
Tax benefit (expense)	(296)	26	(170)
Transfer to interest maintenance reserve	(401)	321	(367)

Net realized gains (losses)	$(357)	$(1,387)	$100

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

	Changes in Unrealized
	Year Ended December 31
	2003	2002	2001
Common stocks	$(3,259)	$10,576	$1,559
Mortgage loans on real estate	—	350	86
Other invested assets	(2,957)	(3,574)	(2,926)

Change in unrealized	$(6,216)	$7,352	$(1,281)

Gross unrealized gains (losses) on common stocks were as follows:

	Unrealized
	December 31
	2003	2002
Unrealized gains	$13,654	$16,492
Unrealized losses	(807)	(386)

Net unrealized gains	$12,847	$16,106

During 2003, 2002 and 2001, the Company did not issue any mortgage loans. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

During 2003, 2002, and 2001, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2003 and 2002, the Company held a mortgage loan loss reserve in the asset valuation reserve of $92 and $123, respectively.

5. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

	Year Ended December 31
	2003	2002	2001
Direct premiums	$1,504,347	$1,854,568	$1,369,720
Reinsurance ceded	(59,642)	(111,525)	(91,205)

Net premiums earned	$1,444,705	$1,743,043	$1,278,515

The Company received reinsurance recoveries in the amount of $30,055, $30,380, and $12,337 during 2003, 2002, and 2001, respectively. At December 31, 2003 and 2002, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $4,534 and $3,209, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2003 and 2002 of $72,516 and $119,561, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. During 2003 and 2002, the amount charged directly to unassigned surplus was $1,185. At December 31, 2003, the Company holds collateral in the form of letters of credit of $90,200.

6. Income Taxes

The main components of deferred tax amounts are as follows:

	December 31
	2003	2002
Deferred income tax assets:
§807(f) adjustment	$261	$1,593
Tax basis deferred acquisition costs	89,467	88,838
Reserves	106,540	100,307
Other	8,594	8,771

Total deferred income tax assets	$204,862	$199,509

Deferred income tax assets – nonadmitted	$82,596	$73,639
Deferred income tax liabilities:
§807(f) adjustment – liabilities	90,797	102,176
Other	787	910

Total deferred income tax liabilities	$91,584	$103,086

The change in net deferred income tax assets and deferred income tax assets – nonadmitted are as follows:

	Year Ended December 31
	2003	2002
Change in net deferred income tax asset	$16,855	$29,670
Change in deferred income tax assets - nonadmitted	8,957	15,330

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2003	2002	2001
Income tax expense (benefit) computed at the federal statutory rate (35%)	$62,037	$(5,259)	$(19,606)
Deferred acquisition costs – tax basis	4,149	11,920	7,570
Amortization of IMR	(333)	(378)	(504)
Depreciation	(290)	(413)	(6)
Dividends received deduction	(20,808)	(9,863)	(8,705)
Low income housing credits	(3,150)	(2,914)	(1,944)
Prior year under (over) accrual	(11,583)	(27,856)	3,340
Reinsurance transactions	(415)	(415)	4,148
Reserves	27,407	34,358	19,541
Other	(1,584)	(1,321)	(334)

Federal income tax expense (benefit)	$55,430	$(2,141)	$3,500

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($293 at December 31, 2003). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $103.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination is underway for 1998 through 2000.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

	December 31
	2003		2002
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$11,308	0%	$14,509	0%
Subject to discretionary withdrawal at book value less surrender charge	311,643	5%	230,221	4%
Subject to discretionary withdrawal at market value	5,400,842	86%	4,464,409	84%
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	556,620	9%	605,085	12%
Not subject to discretionary withdrawal	13,556	0%	14,235	0%

	6,293,969	100%	5,328,459	100%

Less reinsurance ceded	62,146		113,923

Total policy reserves on annuities and deposit fund liabilities	$6,231,823		$5,214,536

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2003	2002	2001
Transfers as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$1,240,215	$1,335,079	$1,208,884
Transfers from separate accounts	1,221,216	990,726	1,107,157

Net transfers to separate accounts	18,999	344,353	101,727
Change in valuation adjustment	—	—	98,321
Other	1,394	420	16,749

Transfers as reported in the summary of operations of the life, accident and health annual statement	$20,393	$344,773	$216,797

At December 31, 2003 and 2002, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2003	Guaranteed Minimum Income Benefit	$1,648,000	$13,600	$4,000
2002	Guaranteed Minimum Income Benefit	$921,683	$8,469	$—

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2003 and 2002, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2003
Ordinary direct renewal business	$387	$(126)	$513
Ordinary new business	1,337	(89)	1,426

	$1,724	$(215)	$1,939

December 31, 2002
Ordinary direct renewal business	$1,578	$184	$1,394
Ordinary new business	2,072	(378)	2,450

	$3,650	$(194)	$3,844

8. Conversion of Valuation System

During 2001, the Company converted to a new reserve valuation system for universal life and variable universal life policies. The new valuation system, which provides for more precise calculations, caused general account reserves to decrease by $11,609 and separate account reserves to decrease by $98,321. These amounts were credited directly to unassigned surplus. The decrease in separate account reserves is included in the change in surplus in separate accounts in the 2001 Statement of Changes in Capital and Surplus.

9. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2004, without the prior approval of insurance regulatory authorities, is $121,819.

10. Capital and Surplus

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 2003, the Company meets the RBC requirements.

11. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2003, 2002 and 2001, the Company sold $31,554, $33,160 and $17,515, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

12. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $1,507, $1,734, and $1,634 for the years ended December 31, 2003, 2002, and 2001, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $858, $967, and $1,100 for the years ended December 31, 2003, 2002, and 2001, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2003, 2002, and 2001 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $153, $203, and $233 for the years ended December 31, 2003, 2002, and 2001, respectively.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2003, 2002, and 2001, the Company paid $19,705, $20,371, and $16,904, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2003, 2002, and 2001, the Company received $5,775, $3,673, and $6,752, respectively, for such services, which approximates their cost.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in thousands)

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2003, 2002, and 2001, the Company paid net interest of $435, $256, and $945, respectively, to affiliates.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2003 and 2002, the cash surrender value of these policies was $55,024 and $52,984, respectively.

14. Commitments and Contingencies

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,423 and $3,424 and an offsetting premium tax benefit of $762 and $763 at December 31, 2003 and 2002, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $24, $70, and $13 for the years ended December 31, 2003, 2002, and 2001, respectively.

The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2003 and 2002, the value of securities loaned amounted to $124,332 and $69,860, respectively.

Recently, there has been a significant increase in regulatory activity in the industry relating to numerous issues including market timing and late trading of shares in mutual funds and variable insurance products. Like many others in the industry, the Company has received requests for information from the Securities and Exchange Commission (SEC). The Company is cooperating fully with these regulators to provide the information they requested and does not expect any material findings.

Statutory-Basis Financial

Statement Schedules

Western Reserve Life Assurance Co. of Ohio

Summary of Investments—Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2003

Schedule I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$240,046	$241,456	$240,046
States, municipalities, and political subdivisions	32,577	33,171	32,577
Foreign governments	3,091	3,382	3,091
Public utilities	31,628	32,889	31,628
All other corporate bonds	417,291	424,693	417,291

Total fixed maturities	724,633	735,591	724,633
Equity securities
Common stocks (unaffiliated):
Industrial, miscellaneous, and all other	302	646	646

Total equity securities	302	646	646
Mortgage loans on real estate	9,668		9,668
Home office properties	41,817		41,817
Policy loans	268,892		268,892
Cash and short-term investments	70,716		70,716
Other invested assets	20,682		20,682

Total investments	$1,136,710		$1,137,054

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information

(Dollars in Thousands)

Schedule III

	Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*
Year ended December 31, 2003
Individual life	$412,473	$12,763	$552,849	$31,348
Group life and health	12,823	176	496	944
Annuity	808,079	—	891,360	55,439

	$1,233,375	$12,939	$1,444,705	$87,731

Year ended December 31, 2002
Individual life	$404,935	$12,874	$610,634	$21,194
Group life and health	13,059	100	560	639
Annuity	728,193	—	1,131,849	26,665

	$1,146,187	$12,974	$1,743,043	$48,498

Year ended December 31, 2001
Individual life	$386,965	$14,219	$652,626	$14,014
Group life and health	12,222	135	772	731
Annuity	336,587	4	625,117	29,679

	$735,774	$14,358	$1,278,515	$44,424

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*	Premium Written
Year ended December 31, 2003
Individual life	$185,642	$275,352	$—
Group life and health	2,530	(769)	863
Annuity	999,863	(4,921)	—

	$1,188,035	$269,662	$863

Year ended December 31, 2002
Individual life	$176,010	$484,535	$—
Group life and health	5,626	(4,316)	917
Annuity	1,138,645	164,544	—

	$1,320,281	$644,763	$917

Year ended December 31, 2001
Individual life	$167,912	$529,090	$—
Group life and health	1,226	422	1,030
Annuity	802,630	(6,647)	—

	$971,768	$522,865	$1,030

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Western Reserve Life Assurance Co. of Ohio

Reinsurance

(Dollars in Thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2003
Life insurance in force	$79,220,097	$25,368,242	$—	$53,851,855	0%

Premiums:
Individual life	$593,641	$40,792	$—	$552,849	0%
Group life and health	863	367		496	0%
Annuity	909,843	18,483		891,360	0%

	$1,504,347	$59,642	$—	$1,444,705	0%

Year ended December 31, 2002
Life insurance in force	$79,096,314	$21,759,884	$—	$57,336,430	0%

Premiums:
Individual life	$653,642	$43,008	$—	$610,634	0%
Group life	917	357	—	560	0%
Annuity	1,200,009	68,160	—	1,131,849	0%

	$1,854,568	$111,525	$—	$1,743,043	0%

Year ended December 31, 2001
Life insurance in force	$78,786,575	$17,837,374	$—	$60,949,201	0.0%

Premiums:
Individual life	$684,987	$32,361	$—	$652,626	0.0%
Group life	1,030	258	—	772	0.0
Annuity	683,703	58,586	—	625,117	0.0

	$1,369,720	$91,205	$—	$1,278,515	0.0%

WRL Series Annuity Account B

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

The financial statements for the WRL Series Annuity Account B and for Western Reserve Life Assurance Co. of Ohio (“Western Reserve”) are included in Part B.

(b)	Exhibits

(1)	Resolution of the Board of Directors of Western Reserve establishing the separate account. 1/

(2)	Not Applicable.

(3)	Distribution of Contracts

(a)	Amended and Restated Master Agreement. 2/

(b)	Amended and Restated Participation Agreement. 2/

(c)	Principal Underwriting and Distribution Agreement.3/

(d)	First Amendment to Principal Underwriting and Distribution Agreement. 3/

(e)	Broker-Dealer Selling Agreement. 3/

(f)	Broker-Dealer Selling Agreement Termination Letter.2/

(g)	Administrative Services Agreement. 2/

(h)	Second Amendment to Principal Underwriting Agreement. 3/

(i)	Third Amendment to Principal Underwriting Agreement. 4/

(4)	Specimen Flexible Payment Variable Accumulation Deferred Annuity Contract. 1/

(5)	(a) Application for Flexible Payment Variable Accumulation Deferred Annuity Contract. 5/

(b) Endorsement (Form END00117-04/95). 6/

(6)	(a) Second Amended Articles of Incorporation of Western Reserve. 1/

(b)	Certificate of First Amendment to Second Amended Articles of Incorporation of Western Reserve. 7/

(c)	Amended Code of Regulations of Western Reserve. 1/

(7)	Reinsurance Agreement (TIRe). 8/

(8)	Not Applicable.

(9)	Opinion and Consent of Thomas E. Pierpan, Esq. as to Legality of Securities Being Registered. 6/

(10)	(a) Consent of Sutherland Asbill & Brennan LLP.

(b) Consent of Ernst & Young LLP.

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Schedules for Computation of Performance Quotations. 9/

(14)	Not Applicable.

(15)	(a) Powers of Attorney. 10/

(b) Powers of Attorney – Ron Wagley and Allan J. Hamilton. 4/

1/	This exhibit was previously filed on the Initial Registration Statement on Form N-4 dated May 25, 1993 (File No. 33-63246) and is incorporated herein by reference.
2/	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 dated April 21, 2003 (File No. 33-63246) and is incorporated herein by reference.
3/	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 dated August 18, 1993 (File No. 33-63246) and is incorporated herein by reference.
4/	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-4 dated April 19, 2004 (File No. 333-84773) and is incorporated herein by reference.
5/	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
6/	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-4 dated April 28, 1995 (File No. 33-63246) and is incorporated herein by reference.
7/	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-4 dated April 21, 2000 (File 333-82705) and is incorporated herein by reference.
8/	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form N-4 dated April 14, 2003 (File No. 333-93169) and is incorporated herein by reference.
9/	This exhibit was previously filed on Post-Effective Amendment No. 28 to Form N-1A dated April 24, 1997 (File No. 33-507) and is incorporated herein by reference.
10/	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-4 dated November 1, 2002 (File No. 333-82705) and is incorporated herein by reference.

Item 25. Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Michael W. Kirby	(1)	Chairman of the Board and Chief Executive Officer

Jerome C. Vahl	(1)	Director and President

Kevin Bachmann	(2)	Director and Vice President

Brenda K. Clancy	(1)	Director and Vice President

Paul Reaburn	(1)	Director and Vice President

William H. Geiger	(2)	Senior Vice President, Secretary, Corporate Counsel and Group Vice President – Compliance

Allan J. Hamilton	(2)	Vice President, Treasurer, Chief Financial Officer and Controller

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
570 Carillon Parkway, St. Petersburg, Florida 33716.

Item 26. Persons Controlled By Or Under Common Control With The Depositor Or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Direct Marketing Services, Inc.	Maryland	100% Monumental Life Insurance Company	Marketing company

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Funding Corp.	Delaware	100% Transamerica Holding Corporation LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and admin. Services to ins. Cos.

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.90% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 10,000 shares (75.54%); AEGON USA, Inc. owns 3,238 shares (24.46%)	Holding company

AEGON U.S. Holding Corporation	Delaware	225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company

AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Co.	Investment advisor

AEGON USA Investment Management, LLC	Iowa	100% Transamerica Holding Corporation LLC.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 100 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company

AEGON/Transamerica Fund Advisers, Inc.	Florida	Western Reserve Life Assurance Company of Ohio owns 78%; AUSA Holding Co. owns 22%	Fund advisor

AEGON/Transamerica Fund Services, Inc.	Florida	100% Western Reserve Life Assurance Co. of Ohio	Mutual fund

AEGON/Transamerica Investors Services, Inc.	Florida	100% AUSA Holding Co.	Shareholder services

AEGON/Transamerica Series Fund, Inc.	Maryland	100% AEGON/Transamerica Fund Advisors, Inc.	Investment advisor, transfer agent, administrator, sponsor, principal underwriter/distributor or general partner.

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Broker-Dealer

Almond Partners, LLC	Delaware	100% Peoples Benefit Life Insurance Company	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

Ammest Realty Corporation	Texas	100% Monumental Life Insurance Company	Special-purpose subsidiary

Ampac Insurance Agency, Inc. (EIN 23-1720755)	Pennsylvania	100% Commonwealth General Corporation	Provider of management support services

Apple Partners of Iowa LLC	Iowa	Members: 58.13% Monumental Life Insurance Company; 41.87% Peoples Benefit Life Insurance Company	Hold title on Trustee’s Deeds on secured property

AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company

Bankers Financial Life Ins. Co.	Arizona	100% Voting Common Stock – First AUSA Life Insurance Co. Class B Common stock is allocated 75% of total cumulative vote. Class A Common stock is allocated 25% of total cumulative vote.	Insurance

Benefit Plans, Inc.	Delaware	100% Commonwealth General Corporation	TPA for Peoples Security Life Insurance Company

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Capital 200 Block Corporation	Delaware	100% Commonwealth General Corporation	Real estate holdings

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Capital General Development Corporation	Delaware	100% Commonwealth General Corporation	Holding company

Capital Liberty, L.P.	Delaware	99.0% Monumental Life Insurance Company (Limited Partner); 1.0% Commonwealth General Corporation (General Partner)	Holding company

Commonwealth General Corporation (“CGC”)	Delaware	100% AEGON U.S. Corporation	Holding company

Consumer Membership Services, Inc.	Delaware	100% Commonwealth General Corporation	Credit card protection

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

Cornerstone International Marketing Ltd.	UK	100% Cornerstone International Holdings Ltd.	Marketing

Coverna Direct Insurance Agency, Inc.	Maryland	100% Peoples Benefit Life Insurance Company	Insurance agency

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

First AUSA Life Insurance Company	Maryland	385,000 shares Common Stock owned by Transamerica Holding Company LLC; 115,000 Series A Preferred Stock owned by Transamerica Holding Company LLC	Insurance holding company

Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company

Great Companies, L.L.C.	Iowa	30% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

Health Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

IDEX Mutual Funds	Massachusetts	100% InterSecurities, Inc.	Mutual fund

Insurance Consultants, Inc.	Nebraska	100% Commonwealth General Corporation	Brokerage

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Provider of automobile extended maintenance contracts

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote. First AUSA Life Insurance Co.	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
JMH Operating Company, Inc.	Mississippi	100% People’s Benefit Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

Life Investors Insurance Company of America	Iowa	504,032 shares Common Stock owned by First AUSA Life Insurance Company; 504,033 shares Series A Preferred Stock owned by First AUSA Life Insurance Company.	Insurance

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. To unaffiliated third party administrator

Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Co.	Insurance

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	First AUSA Life Insurance Company owns 51%	Insurance

Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

Monumental Life Insurance Company	Maryland	73.23% Capital General Development Company; 26.77% First AUSA Life Insurance Company	Insurance Company

Peoples Benefit Life Insurance Company	Iowa	76.3% Monumental Life Insurance Company; 20% Capital Liberty, L.P.; 3.7% CGC	Insurance Company

Professional Life & Annuity Insurance Company	Arizona	100% Transamerica Life Insurance Co.	Reinsurance

QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales

Quest Membership Services, Inc.	Delaware	100% Commonwealth General Corporation	Travel discount plan

RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate

RCC Properties Limited Partnership	Iowa	AEGON USA Realty Advisors, Inc. is General Partner and 5% owner; all limited partners are RCC entities within the RCC group	Limited Partnership

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Co.	Insurance

Stonebridge Casualty Insurance Company	Ohio	100% AEGON U.S. Corporation	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware		Voting Trust

The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Co.	Insurance agency

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

Transamerica Direct Marketing Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International N.V.	Marketing company

Transamerica Direct Marketing Taiwan, Ltd.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services

Transamerica Financial Life Insurance Company	New York	87.40% First AUSA Life Insurance Company; 12.60% TOLIC	Insurance

Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

Transamerica Holding Company LLC	Delaware	100 shares Common Stock owned by AEGON USA, Inc; 100 shares Series A Preferred Stock owned by AEGON USA, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Index Funds, Inc.	Maryland	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund

Transamerica Life Insurance Company	Iowa	223,500 shares Common Stock owned by Transamerica Holding Company LLC; 42,500 shares Series A Preferred Stock owned by Transamerica Holding Company LLC.	Insurance

Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. Of travel insurance

Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of admin. Services

United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Co.	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

Veterans Life Insurance Agency, Inc.	Maryland	100% Veterans Life Insurance Company	Insurance

Veterans Life Insurance Company	Illinois	100% Transamerica Holding Company LLC	Insurance company

Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Co.	Insurance

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of New Mexico, Inc.	New Mexico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL Insurance Agency, Inc.	Insurance agency

WRL Insurance Agency of Nevada, Inc.	Nevada	100% WRL Insurance Agency, Inc.	Insurance agency

WRL Insurance Agency of Wyoming, Inc.	Wyoming	100% WRL Insurance Agency, Inc.	Insurance agency

WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer

Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency

ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency

Item 27. Number of Contract Owners.

As of March 31, 2004, 5,408 nonqualified contracts and 112 qualified contracts were in force.

Item 28. Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

Ohio General Corporation Law

Section 1701.13 Authority of corporation.

(E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

(a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

(3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

(4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

(a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

(c) By the shareholders;

(d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)(a) Unless at the time of a director’s act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney’s fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

(i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

(ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

(b) Expenses, including attorneys’ fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

(6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

(8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

(9) As used in this division, references to “corporation” include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

Second Amended Articles of Incorporation of Western Reserve

ARTICLE EIGHTH

EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

(3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

(4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5) Expenses, including attorneys’ fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

(6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

(8) As used in this section, references to “the corporation” include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

(9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person’s capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve

ARTICLE V

Indemnification of Directors and Officers

Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation’s Articles of Incorporation, as amended.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

AFSG Securities Corporation serves as the principal underwriter for:

•	AFSG Securities Corporation serves as the principal underwriter for Separate Account VA B, the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Legacy Builder Variable Life Separate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

•	AFSG Securities Corporation serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account C, Separate Account VA-2LNY, TFLIC Series Life Account, and TFLIC Series Annuity Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

•	AFSG Securities Corporation serves as principal underwriter for Separate Account I, Separate Account II and Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

•	AFSG Securities Corporation serves as principal underwriter for Separate Account VA U, WRL Series Life Account, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

•	AFSG Securities Corporation also serves as principal underwriter for Separate Account VA G, Separate Account VA H, Separate Account VA-2L and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

(b) Directors and Officers of AFSG

Name	Principal Business Address	Position and Offices with Underwriter

Larry N. Norman	(1)	Director and President

Anne M. Spaes	(1)	Director and Vice President

Lisa A. Wachendorf	(1)	Director, Vice President and Chief Compliance Officer

John K. Carter	(2)	Vice President

William G. Cummings	(2)	Vice President

Kim Day	(2)	Vice President

Thomas R. Moriarty	(2)	Vice President

Frank A. Camp	(1)	Secretary

Priscilla I. Hechler	(2)	Assistant Vice President and Assistant Secretary

Darin D. Smith	(1)	Vice President and Assistant Secretary

Teresa L. Stolba	(1)	Assistant Compliance Officer

Emily Bates	(3)	Assistant Treasurer

Clifton W. Flenniken	(4)	Assistant Treasurer

Linda Gilmer	(1)	Assistant Treasurer

Carrie Bekker	(2)	Assistant Vice President

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(2)	570 Carillon Parkway, St. Petersburg, Florida 33716-1202
(3)	400 West Market Street, Louisville, Kentucky 40202
(4)	1111 North Charles Street, Baltimore, Maryland 21201

(c) Compensation to Principal Underwriter

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Commissions
AFSG Securities Corporation	0	0	0	0

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve at (1) 570 Carillon Parkway, St. Petersburg, Florida 33716-1202; (2) 400 West Market Street, Louisville, Kentucky 40202; (3) 4800 140th Avenue North, Clearwater, Florida 33762-3800; and (4) 1285 Starkey Road, Largo, Florida 33773, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Item 31. Management Services

Not Applicable

Item 32. Undertakings

Western Reserve hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on this 23rd of April, 2004.

WRL SERIES ANNUITY ACCOUNT B
(Registrant)

By:	/s/ Ron Wagley
Ron Wagley, Chairman of the Board of
Western Reserve Life Assurance Co. of Ohio */

WESTERN RESERVE LIFE ASSURANCE
CO. OF OHIO
(Depositor)

By:	/s/ Ron Wagley
Ron Wagley, Chairman of the Board */

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Ron Wagley Ron Wagley */	Chairman of the Board	April 23, 2004

/s/ Jerome C. Vahl Jerome C. Vahl */	Director and President	April 23, 2004

/s/ Kevin Bachmann Kevin Bachmann */	Director and Vice President	April 23, 2004

/s/ Brenda K. Clancy Brenda K. Clancy */	Director and Vice President	April 23, 2004

Paul Reaburn Paul Reaburn */	Director and Vice President	April 23, 2004

/s/ Allan J. Hamilton Allan J. Hamilton	Vice President, Treasurer, Chief Financial Officer and Controller (Principal Accounting Officer)	April 23, 2004

*/s/ Thomas E. Pierpan Signed by Thomas E. Pierpan As Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Description of Exhibit

24(b)(10)(a)	Consent of Sutherland Asbill & Brennan LLP

24(b)(10)(b)	Consent of Ernst & Young LLP